As filed with the Securities and Exchange Commission on April 29, 1998

                                             Registration No. 33-63900
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6

                       Post-Effective Amendment No. 5 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / /immediately upon filing pursuant to paragraph (b) of Rule 485
 --

 /X/on May 1, 1998 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  /_/this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1997 pursuant to Rule 24f-2 on February 26, 1998.

                             CROSS-REFERENCE TABLE


Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Fund, John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund,
                                 State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Principal Policy Provisions

10(f)                            Voting Privileges

10(g),(h)                        Changes in Applicable
                                 Law--Funding and Otherwise

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and The
                                 Series Fund

11, 12                           Summary, The Account and The Series
                                 Fund, Distribution of Policies

13                               Charges and expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Fund

17                               Summary of Policies, Principal
                                 Policy Provisions

18                               The Account and The Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes in Applicable
                                 Law--Funding and Otherwise

21                               Principal Policy Provisions

22                               Principal Policy Provisions

23                               Distribution of Policies

24                               Not Applicable

25                               John Hancock

26                               Charges  and Expenses

27,28,29,30                      John Hancock, Management

31,32,33,34                      Not Applicable

35                               John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 John Hancock,
                                 Charges and Expenses

42                               Management

43                               Not Applicable

44                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Cash Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Cash Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy Provisions
52                               The Account and The Series Funds,
                                 Changes in Applicable
                                 Law--Funding and Otherwise

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

FCC0189.DOC

                      [LOGO OF JOHN HANCOCK APPEARS HERE]

                                  Mutual Life
                               Insurance Company
                                  (John Hancock)


                ANNUAL PREMIUM VARIABLE LIFE INSURANCE POLICIES
             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV


                               John Hancock Place
                          Boston, Massachusetts 02117


                         John Hancock Servicing Office:
                                  P.O. Box 111
                          Boston, Massachusetts 02117


                   Telephone 1-800-REAL LIFE (1-800-732-5543)
                                Fax 617-572-5410


                             Prospectus May 1, 1998

  The annual premium variable life Policies described in this prospectus can be funded, at the discretion of the Owner, by one or more of seven subaccounts of John Hancock Mutual Variable Life Insurance Account UV ("Account"). The assets of each subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I ("Fund"), a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock").

  The prospectus for the Fund, which is attached to this Prospectus, describes the investment objectives, policies and risks of investing in a number of Portfolios of the Fund. Of these Portfolios, only the Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio and their corresponding subaccounts are available to Owners of the Policies described in this Prospectus.

  Replacing existing insurance with a Policy described in this prospectus may not be to your advantage.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



                                                                                                         Page
SUMMARY OF POLICIES....................................................................................     1
JOHN HANCOCK...........................................................................................     5
THE ACCOUNT AND THE SERIES FUND........................................................................     5
    The Account........................................................................................     5
    The Series Fund....................................................................................     6
PRINCIPAL POLICY PROVISIONS............................................................................     7
    Death Benefit......................................................................................     7
    Account Net Investment Rate (ANIR).................................................................     9
    Annual Dividends...................................................................................     9
    Surrender Value....................................................................................    10
    Loan Provision and Indebtedness....................................................................    11
    Premiums...........................................................................................    12
    Investment Option..................................................................................    12
    Transfer Option....................................................................................    13
    Default and Options on Lapse.......................................................................    13
    Exchange of Policy During First 24 Months..........................................................    14
CHARGES AND EXPENSES...................................................................................    14
    Charges Deducted from Premiums.....................................................................    14
    Expenses Charged to Account........................................................................    15
    Guarantee of Premiums and Certain Charges..........................................................    16
DISTRIBUTION OF POLICIES...............................................................................    16
TAX CONSIDERATIONS.....................................................................................    17
    Policy Proceeds....................................................................................    17
    Charge for John Hancock's Taxes....................................................................    18
    Corporate and H.R. 10 Plans........................................................................    18
MANAGEMENT.............................................................................................    19
THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK..........................................    19
VOTING PRIVILEGES......................................................................................    20
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE.......................................................    20
REPORTS................................................................................................    21
STATE REGULATION.......................................................................................    21
LEGAL MATTERS..........................................................................................    21
REGISTRATION STATEMENT.................................................................................    21
EXPERTS................................................................................................    21
FINANCIAL STATEMENTS...................................................................................    21
APPENDIX--OTHER POLICY PROVISIONS......................................................................    62
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS.........................    64

THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

     THE PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY.
     NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

--------------------------------------------------------------------------------

                              SUMMARY OF POLICIES

What are the variable life insurance Policies being offered?

  John Hancock issues variable life insurance policies in New York. The Policies described in this prospectus are fixed annual premium policies. John Hancock also issues other forms of variable life insurance policies. These other policies are offered by means of other prospectuses.

  As explained below, the death benefit under the Policies increases or decreases monthly; the cash value increases or decreases daily. The Policies, therefore, differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as ordinary fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. So, the Policies are primarily insurance and not investments.

  The Policies work generally as follows: A fixed premium is made to John Hancock each year. John Hancock takes from the premium an amount for expenses. John Hancock then places the rest of the premium into one or more of the seven subaccounts of the Account that are currently available under the Policies. The owner of the policy (the "Owner") decides how much goes into each subaccount. The assets in each subaccount, other than assets attributable to policy loans, are invested in shares of the corresponding Portfolio of the Fund. The seven Portfolios currently available are Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio. During the year John Hancock takes charges from each subaccount and credits or charges each subaccount with its respective investment performance. Costs of insurance, which are deducted from each Policy's cash value, vary monthly with the attained age of the insured and with the Variable Sum Insured.

  The death benefit increases or decreases monthly depending on the investment experience of the subaccounts to which premiums are allocated. In general, if the net investment experience is more favorable than 4 1/2% per year, the death benefit will increase, and, if less than 4 1/2% per year, the death benefit will decrease. However, John Hancock guarantees that, regardless of the investment experience, the death benefit will never be less than the amount originally purchased. (This is called the Guaranteed Minimum Death Benefit.) The Owner, therefore, bears the investment risk for the amount above the Guaranteed Minimum Death Benefit, and John Hancock bears the investment risk for the Guaranteed Minimum Death Benefit.

  The Owner may surrender a Policy for its cash value (the "Policy Cash Value") at any time while the insured is living. The Policy Cash Value is initially the amount of the premium that John Hancock places in the Account, as explained above. The Policy Cash Value increases or decreases daily depending on the investment experience. However, John Hancock does not guarantee a minimum amount of Policy Cash Value. Therefore, the Owner bears the investment risk for the Policy Cash Value. If the Owner surrenders in the early policy years, the amount of Policy Cash Value would be low (as compared with the premiums accumulated with interest), and, consequently, the insurance protection provided prior to surrender would be costly.

  This Prospectus describes three types of Policies being offered by John
Hancock: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards". All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All Policies may be issued on insureds between ages of 0 and 75. Discounts are available to insureds meeting non-smoking underwriting criteria.

What is the amount of the premiums?

  Premiums are fixed and level and do not vary with the Account's investment experience. The amount of the premium depends on the type of Policy, the Policy's Initial Sum Insured, the insured's age, sex and smoking habits, and the frequency of premium payments. Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. There is a 31-day grace period in which to make premium payments due after the first. (See "Premiums".)

What is John Hancock Mutual Variable Life Insurance Account UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under its variable life insurance policies. There are currently eighteen subaccounts within the Account, but only seven of those subaccounts are available to the Policies described in this Prospectus. Each is invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a "series" type of mutual fund. The seven Portfolios of the Fund which are currently available under the policies are Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio.

  The Fund pays John Hancock a fee for providing investment management services to each of its Portfolios. The Fund also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                                                      Other     Total Fund     Other Fund
                                                     Investment       Fund      Operating    Expenses Absent
                    Portfolio                       Management Fee   Expenses   Expenses     Reimbursement*
                    ---------                       --------------   --------   ---------    ---------------
Managed...........................................        0.33%        0.04%      0.37%            N/A
Growth & Income...................................        0.25%        0.03%      0.28%            N/A
Large Cap Growth..................................        0.39%        0.05%      0.44%            N/A
Real Estate Equity................................        0.60%        0.09%      0.69%            N/A
International Equity..............................        0.18%        0.19%      0.37%            N/A
Sovereign Bond....................................        0.25%        0.06%      0.31%            N/A
Money Market......................................        0.25%        0.08%      0.33%            N/A

------------

* John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

    For a full description of the Fund, see the prospectus for the Fund attached to this Prospectus.

What charges are deducted from the premium in determining the amount allocated to the Subaccounts?

  A modal net premium is allocated by John Hancock from its general account to one or more of the subaccounts on the premium due date. The modal net premium for each Policy year is the actuarial equivalent, for the premium payment interval in effect, of the basic annual premium for a standard or preferred mortality risk payable for such year, less the charges deducted for sales loads, state premium taxes, annual administrative expenses, contributions for dividends and risk charge ("modal net premium"). An additional deduction for administrative expenses in connection with the issuance of a Policy is made in the first Policy year. Additional premiums are charged for Policies where the insured is classified as a substandard mortality risk and a portion of these premiums may be allocated to the subaccounts from time to time to support the reserves for extra mortality risks. The additional premiums for extra mortality risks are determined such that the Policy Cash Value for a substandard risk policy is the same as for a comparable standard risk policy.

  The charges deducted from premiums are for administrative expenses ($50 in each Policy year plus a one-time charge the first Policy year of as much as $13 per $1,000 of initial guaranteed minimum death benefit), sales expenses (which during the first two Policy years shall not exceed 30% of the basic annual premium paid during the first Policy year plus 10% of the basic annual premium paid for the second Policy year and which, including sales expenses in the third and later Policy years, average up to 9% over 20 years), state premium taxes
(2 1/2% of the basic annual premium), the risk that the death benefit payable will be the guaranteed minimum death benefit rather than a lesser amount (approximately 3% of the basic annual premium) and for dividends (approximately 5-9% of the basic annual premium). See "Charges Deducted from Premiums".

What are the other charges?

  Charges are made against each subaccount for the mortality and expense risks assumed by John Hancock (at an effective annual rate of .50% of the assets of the subaccount). The Policy Cash Value is charged monthly for the cost of insurance for the insured (at varying levels). See "Expenses Charged to Account".

How are amounts allocated to each subaccount?

  At issue and subsequently thereafter the Owner will have the option of deciding what percentage or amount of the reserves held for the Policy will be invested in the seven subaccounts. (See "Investment Option" and "Transfer Option".)

Are dividends paid on the policies?

  Beginning two or three years after issue, depending on the form of Policy purchased, John Hancock expects to pay dividends on each policy anniversary. (See "Annual Dividends".)

What commissions are paid to agents?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Agent's commissions for the first Policy year do not exceed a maximum of 55% of the premiums paid. Commissions payable for later years are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales load in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

How does the Death Benefit vary in relation to the subaccounts' investment experience?

  The Death Benefit during the first policy month is equal to the Initial Sum Insured shown on the Policy at issue and thereafter will vary monthly depending on the subaccounts' rates of return after charges against the subaccounts' (the "Account Net Investment Rate"). In general, if the Account Net Investment Rate on an annual basis is greater than 4 1/2% the Death Benefit will increase and if less than 4 1/2% the Death Benefit will decrease (but never less than the Guaranteed Minimum Death Benefit.) (See "Death Benefit".)

How does the Policy Cash Value vary in relation to the subaccounts' investment experience?

  In general, the Policy Cash Value for any day equals the Policy Cash Value for the previous day, increased by any modal net premium placed in the subaccounts for the Policy and decreased by any charge for the cost of insurance for the insured, accumulated at the subaccounts' rates of return after charges against the subaccounts. The Policy Cash Value for substandard risk policies is the same as for comparable standard risk policies. (See "Surrender Value".)

What is the loan provision and how does a loan affect the Death Benefit and Policy Cash Value?

  The Owner may obtain a Policy loan of up to 90% of the Policy Cash Value. Interest charged on any loan will accrue and compound daily either at an annual rate determined by John Hancock at the start of each Policy Year (Variable Loan Interest Rate) or, at the election of the Owner, at an effective annual rate of 8%. A loan plus accrued interest may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the portion of the Policy Cash Value equal to the loan plus accrued interest is credited with the Policy Loan Rate (the Fixed or Variable Loan Interest Rate less an amount not exceeding 2%, assuming no taxes) rather than the subaccounts' net investment experience during such period. Therefore, the Death Benefit above the Guaranteed Minimum Death Benefit and the Policy Cash Value are permanently affected by any loan, whether or not it is repaid in whole or in part. Also, the amount of any outstanding loan plus accrued interest is subtracted from the Death Benefit or Policy Cash Value otherwise payable. (See "Loan Provision and Indebtedness".)

Is there a short-term cancellation right?

  The Owner may surrender this Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of the Notice of Withdrawal Right, whichever is latest, to John Hancock at Boston, Massachusetts, or to the agent or agency office through which it was delivered. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Any premium paid on it will be refunded.

Can a Policy be exchanged for a fixed benefit life insurance policy?

  Within twenty four months after a Policy's issue date, the Policy may be exchanged without evidence of insurability for a fixed benefit policy on the life of the Insured having the same face amount as the Initial Sum Insured of the Policy. (See "Exchange of Policy During First 24 Months".)

Are the benefits under a Policy subject to Federal income tax?

  There has been a determination by the Internal Revenue Service that death benefits payable under variable life insurance policies (which appear to be similar to those described in this Prospectus in all material respects) are excludable from the beneficiary's gross income for Federal tax purposes. It is also believed that an Owner will not be deemed to be in constructive receipt of the cash values of his or her Policy until its actual surrender. The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. (See "Tax Considerations".)

Is there a charge against the Account for Federal income tax?

  Currently no charge is made against any subaccount for Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to any subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. (See "Charge for John Hancock's Taxes".)

                                  JOHN HANCOCK

  John Hancock, a mutual life insurance company, is authorized to transact a life insurance and annuity business in Massachusetts and all other states.

  John Hancock is a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion.

                        THE ACCOUNT AND THE SERIES FUND

The Account

  The Account, a separate account established under Massachusetts law in 1993, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from daily charges made by John Hancock and, possibly, funds previously contributed by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums may be allocated to one or more of the subaccounts from time to time to support the reserves for extra mortality risks.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account or John Hancock.

  There currently are eighteen subaccounts in the Account, but only seven of those subaccounts are available to Policies described in this Prospectus. The assets in each, apart from assets attributable to policy loans, are invested in a separate class of shares issued by the Fund, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new portfolios are added to the Fund and made available to Owners.

The Series Fund

  The Fund is a "series" type of mutual fund registered with the Commission as an open-end diversified management investment company. The Fund serves as the investment medium for the Account and for other unit investment trust separate accounts established for other variable life insurance policies and for variable annuity contracts. (See the attached Fund prospectus for the description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of the Portfolios available to the Account is set forth below.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 International Equity Index Portfolio

 The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

  John Hancock acts as the investment manager for the Fund. Its indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth and Real Estate Equity Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  Another indirectly owned subsidiary of John Hancock, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid. Any such distribution will result in a reduction in the value of the Fund shares of the Portfolio from which the distribution was made. The total net asset value of the Account will not change because of such distribution, however.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each subaccount based on, among other things, the amount of modal net premiums allocated to the subaccount, dividends and distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date.

  A full description of the Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectus and the statement of additional information referred to therein, which should be read together with this Prospectus.

                          PRINCIPAL POLICY PROVISIONS

  The discussions which follow under "Death Benefit", "Surrender Value" and "Loan Provision and Indebtedness" assume that premiums have been duly paid and, in the case of Death Benefit and Surrender Value that there has been no Policy loan. Benefits and values are affected if premiums are not paid or if a Policy loan is made. For the effect of a default in payment of premiums, see "Default and Options on Lapse", and of a loan, see "Loan Provision and Indebtedness". Determinations, applications, and payments may be deferred, see "Deferral of Determinations and Payments".

Death Benefit

  The Death Benefit will be an amount equal to the greater of the Initial Sum Insured and the Variable Sum Insured on the date of death of the insured. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter is the amount of life insurance determined according to the Valuation Provisions of the Policy.

  Guaranteed Minimum Death Benefit. The Guaranteed Minimum Death Benefit is equal to the Initial Sum Insured on the date of issue of the Policy. John Hancock guarantees that, regardless of what the Account earns, the Death Benefit will never be less than the Guaranteed Minimum Death Benefit.

  Changes in Death Benefit. After the first policy month, the Death Benefit is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a date which is a Valuation Date.) The Death Benefit remains level during the policy month following the determination. The Owner bears the investment risk that the Death Benefit could decrease on any Monthly Date (but not below the Guaranteed Minimum Death Benefit) and forgoes any increase in Death Benefit from favorable investment results until the next Monthly Date.

  Changes in the Death Benefit for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the Policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each Valuation Period and the Policy's assumed annual rate of 4 1/2% is translated, on an actuarial basis, into a change in the Death Benefit.

  If the Death Benefit were equal to the Guaranteed Minimum Death Benefit for a policy month, it would increase above the Guaranteed Minimum Death Benefit on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 4 1/2% and the Death Benefit was greater than the Guaranteed Minimum Death Benefit, the Death Benefit would be reduced (but not below the Guaranteed Minimum Death Benefit). The percentage change in the Death Benefit is not the same as the Account Net Investment Rate.

  The changes in Death Benefit may be more readily understood by reference to the following examples.

  Using the Variable Whole Life P50 Policy (Age 25 years Male-Smoker) illustrated in this Prospectus and the 6% hypothetical gross annual investment return assumption (equivalent to an ANIR of 4.85%), the Death Benefit shown at the end of Policy year 5 would increase to the amount shown at the end of Policy year 6, as follows:

Death Benefit at end of Policy year 5.......................   $62,736
Increase in Death Benefit...................................   $   322  (.51% increase)
Death Benefit at end of Policy year 6.......................   $63,058

  If, instead, the 0% hypothetical gross annual investment return assumption (equivalent to an ANIR of 1.09%) were used, the Death Benefit shown at the end of Policy year 5 would decrease to an amount at the end of Policy year 6 as follows:

Death Benefit at end of Policy year 5.......................   $62,736
Decrease in Death Benefit...................................   $   298  (.48% decrease)
Death Benefit at end of Policy year 6.......................   $62,438

  In the case of a Death Benefit which was equal to the Guaranteed Minimum Death Benefit because the Variable Sum Insured was less than the Guaranteed Minimum Death Benefit, such Death Benefit would increase on a Monthly Date only if the ANIR for the last policy month was sufficiently greater than an equivalent annual rate of 4 1/2% to result in an increase sufficiently large to bring the Variable Sum Insured above the Guaranteed Minimum Death Benefit.

Account Net Investment Rate (ANIR)

  The ANIR for each subaccount in which the Policy reserve is invested is determined separately for each Policy. The ANIR for a Valuation Period is determined as of the end of the Valuation Period as a weighted average of the Policy Loan Rate and the Account Equity Rate and reflects the Policy's indebtedness allocated to the subaccounts. In the absence of any indebtedness, the ANIR equals the Account Equity Rate. The ANIR may be positive or negative.

 Valuation Date

  A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares.

 Valuation Period

  A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

 Values during Valuation Periods

  The values of the Fund shares in the Account will be determined as of the end of each Valuation Period and shall be the same for each day of the Valuation Period.

 Account Equity Rate

  For each subaccount the Account Equity Rate for a Valuation Period is determined as of the end of the Valuation Period and reflects the subaccount's accrued investment income (excluding accrued policy loan interest) and capital gains and losses, realized or unrealized, of the subaccount for the Valuation Period, and any applicable income taxes paid or change in any provision for taxes maintained in the subaccount during the Valuation Period, and a Valuation Period charge at an effective rate of .50% annually of the value of the subaccount at the beginning of the Valuation Period.

 Policy Loan Rate

  For each Policy the Policy Loan Rate for a Valuation Period is determined as of the end of the Valuation Period and reflects the Policy's accrued Policy loan interest for the Valuation Period, any applicable income taxes paid, or change in any provision for taxes maintained by the Account during the Valuation Period, and a Valuation Period charge at an effective rate of not more than 2% annually of the total indebtedness of the Policy at the beginning of the Valuation Period.

Annual Dividends

  These Policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which John Hancock shall annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the Policy anniversary not later than the end of the second Policy year for the Variable Whole Life 100 Policy and not later than the end of the third Policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the Policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a Policy is surrendered before dividends become payable, the Owner does not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

  Each year John Hancock's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the Policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to John Hancock's Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  Dividend Options. The Owner may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

Surrender Value

  Amount of Policy Cash Value. The Policy Cash Value increases or decreases depending on the applicable subaccount's investment experience and the proportion of the Policy's reserve invested in each subaccount. The Policy Cash Value for any day equals the Policy Cash Value for the previous day, increased by any modal net premium placed in the subaccounts and decreased by any charge for the cost of insurance for the insured, accumulated at the subaccounts' rates of return after charges against the subaccounts. A modal net premium is placed into the subaccounts on the Monthly Date if a premium is due in that Policy Month. The cost of insurance for the insured is deducted from the Account on every Monthly Date. No minimum amount of Policy Cash Value is guaranteed.

  Even though the premium is higher for a substandard mortality risk policy than for a comparable standard risk policy and the premium is lower if a non-smoker discount has been made available to an insured than in the case of a comparable standard risk policy, the premium is determined such that the Policy Cash Value in either instance is the same as the Policy Cash Value for a standard risk policy of the same age and sex, for the same Initial Sum Insured and having the same date of issue.

  When Policy may be Surrendered. A Policy may be surrendered for its surrender value at any time while the insured is living. Surrender takes effect and the surrender value is determined as of the end of the Valuation Period in which occurs the later of receipt of John Hancock's Servicing Office of a signed request and the surrendered policy. The surrender value will be the Policy Cash Value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered in accordance with John Hancock's rules. The Policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of Policy. The premium and the Guaranteed Minimum Death Benefit for the Policy will be based on the new Initial Sum Insured.

Loan Provision and Indebtedness

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money on completion of a form satisfactory to John Hancock assigning the Policy as the only security for the loan. The Loan Value will be 90% of the total of the Policy Cash Value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. If the Owner elects the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in the Owner's state, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. The Owner may repay all or a portion of any indebtedness while the insured is living and premiums are being duly paid. Any loan is charged against the subaccounts in proportion to the Policy Cash Value allocated to the subaccounts and, upon repayment, the repayment is allocated to the subaccounts in proportion to the outstanding indebtedness in each subaccount at such time.

  Loan Interest Rates. The Variable Loan Interest Rate is determined annually for a Policy by John Hancock. The Fixed Loan Interest Rate is 8% for the life of the Policy. The Owner, at the time of issue, can elect which loan interest rate will apply to any Policy Loan. If permitted by the law of the state in which the Policy is issued, the Owner may change a prior choice of Loan Interest Rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next Policy anniversary.

  The Variable Loan Interest Rate determined annually for a Policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 5 1/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  Effect of Loan and Indebtedness. A loan does not affect the amount of the premiums due. While the indebtedness is outstanding, that portion of the indebtedness attributable to the Account is credited with the Policy Loan Rate rather than the Account Equity Rate. The Policy Loan Rate is either the Fixed or Variable Loan Interest Rate less an amount not exceeding 2%, assuming no taxes. Therefore, the Death Benefit above the Guaranteed Minimum Death Benefit, the Policy Cash Value and any insurance and cash value under the variable paid up dividend option are permanently affected by any indebtedness, whether or not it is repaid in whole or in part. The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the then outstanding indebtedness equals or exceeds the Policy Cash Value, plus any cash values under a dividend option providing paid-up insurance, the Policy terminates 31 days after notice has been mailed by

John Hancock to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess indebtedness is made within that period.

Premiums

  Payment Period and Frequency. Premiums are payable annually or more frequently over the insured's lifetime in accordance with John Hancock's published rules and rates. Premiums are payable at John Hancock's Servicing Office on or before the due date specified in the Policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured dies.

  Level Premiums. The level premiums act as an averaging device to cover expenses which are highest in the early Policy years and the cost of insurance which increases with age. In the early Policy years premiums are higher than needed to pay death claims, while in the later years premiums are less than required to pay the death claims. Also, assets are allocated to John Hancock's general account to accumulate as a reserve to cover the contingency that the insured will die at a time when the Guaranteed Minimum Death Benefit exceeds the death benefit which would have been payable in the absence of such guarantee.

  Illustration of Premium Rates. The tables below show premium rates on an annual and special monthly basis for each Policy of various Initial Sums Insured for various issue ages. Payments may also be made on a semiannual and quarterly basis. When payments are made on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting higher surrender experience and additional billing and collection expenses.

                   PREMIUMS FOR $1,000 OF INITIAL SUM INSURED

                                                                           % Excess of Total
                                                                            Special Monthly
                                                                          Premiums for Policy
                                                             Special           Year Over
                             Initial     Annual Basis     Monthly Basis     Annual Premiums
Issue                          Sum      --------------    -------------   -------------------
 Age                         Insured    Male    Female    Male   Female     Male      Female
-----                        -------    ----    ------    ----   ------     ----      ------
Variable Whole Life
 (Standard Mortality Rate)
25.........................  $ 25,000  $13.02   $12.22   $1.15   $1.08       6.0%      6.1%
                               40,000   12.27    11.47    1.08    1.01       5.6       5.7
Variable Whole Life P50
 (Standard Mortality Rate)
25.........................    50,000   11.54    10.77    1.01     .94       5.0       4.7
                              100,000   11.04    10.27     .96     .89       4.3       4.0
40.........................    50,000   20.95    19.12    1.82    1.66       4.2       4.2
                              100,000   20.45    18.62    1.77    1.61       3.9       3.8
Variable Whole Life 100
 (Preferred Mortality Rate)
25.........................   100,000    9.38     9.23     .81     .80       3.6       4.0
40.........................   100,000   17.61    17.13    1.52    1.48       3.6       3.7

  Policies issued in connection with certain employee plans will not directly reflect the sex of the insured in the premium rates.

Investment Option

  The Owner has the option to allocate applicable premiums (other than premiums for any additional insurance benefits) and dividends under the variable paid-up insurance dividend option to any of the seven subaccounts. The

Owner must select allocation percentages in whole numbers. The minimum allocation to a subaccount may not be less than 10% and the total allocated must equal 100%.

  The initial election must be made by the Owner at the time of completion of the application for the Policy. The Owner may thereafter change the election at any time. The change will be effective as to any applicable premiums and dividends applied after receipt at John Hancock's Servicing Office of notice satisfactory to John Hancock.

Transfer Option

  The Owner may reallocate the amounts held for the Policy in the subaccounts six times in each Policy year with no charge. The Owner may use either percentages (in whole numbers) or designate the amount of money to be transferred between subaccounts. The reallocation must be such that the total after reallocation equals 100%. The change will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice satisfactory to John Hancock.

Default and Options on Lapse

  A premium unpaid as of its due date is in default, but the Policy provides for a 31-day grace period for the payment of each premium after the first. The insurance continues in full force during the grace period but, if the insured dies during the grace period, the portion of the premium due which is applicable to the period from the premium due date to the end of the policy month in which the insured dies is deducted from the amount otherwise payable.

  Prior to the end of the Valuation Period immediately preceding the 70th day after the date of default, any Policy values available determined in accordance with the Policy may be applied as of the date of default under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of default.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available Policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the Account. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

--------------------------------------------------------------------------------

   For example, using the Variable Whole Life P50 Policy (Age 25 years male-smoker) illustrated in this Prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of Policy year 5, the insurance coverage provided by the options on lapse would be as follows:

        Variable or Fixed
        Paid-Up Whole Life                   Fixed Extended Term Insurance
        ------------------                   -----------------------------

          Death Benefit         or      Death  Benefit    Term in Years and Days
          -------------                 --------------    ----------------------

             $10,427                       $62,736           12 years 331 days

--------------------------------------------------------------------------------

  If no option has been elected before the end of the Valuation Period immediately preceding the 70th day after the date of default, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed

Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured dies after the grace period but before the end of the Valuation Period immediately preceding the 70th day after the date of default and prior to any election, and if the Policy is then in force, John Hancock will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the Policy.

  A Policy continued under any option may be surrendered for its cash value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to John Hancock and payment of the required charges) within 3 years after the due date of the first unpaid premium unless the surrender value has been paid or otherwise exhausted, or the period of any extended term insurance has expired.

Exchange of Policy During First 24 Months

  At any time during the first twenty-four months after the issue date shown in the Policy while premiums are being duly paid, the Owner may exchange the Policy without evidence of insurability for the fixed benefit life insurance policy specified in the Policy on the insured's life. The new policy will have the same issue date, issue age, and risk classification for the insured as the Policy. The Sum Insured will be equal to the Initial Sum Insured. Premiums for the new policy will be based on the premium rates which were in effect on the issue date of the Policy.

  The exchange will be effective on receipt of written notice at John Hancock's Servicing Office satisfactory to John Hancock, the surrender of the Policy, and payment to John Hancock of any cost to exchange.

  The exchange shall be subject to an equitable adjustment in premiums, cash values and dividends to reflect variances, if any, in the premiums, cash values, and dividends under the Policy and the new policy. Any outstanding indebtedness must be repaid on or before the effective date of the exchange. The exchange is subject to the restrictions and limitations stated in the Policy. The method of calculating the adjustment is filed by John Hancock with the appropriate state insurance regulatory authorities and as an exhibit to the Registration Statement which has been filed with the Commission.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policies which have been filed as exhibits to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                              CHARGES AND EXPENSES

Charges Deducted from Premiums

  The basic annual premium is the annual premium less the premiums for any optional insurance benefits, additional charges for extra mortality risks and a $50 annual administrative charge. Premiums paid more frequently than annually (modal premiums) are higher.

  Annual Administrative Charge. The $50 charge in each Policy year is for annual administrative expenses, including premium billing and collection, recordkeeping, processing Death Benefit claims, cash surrenders and Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  The amount allocated to the Account for a Policy equals the basic annual premium less the charges and deduction listed below.

  Charge for Sales Load. A charge not to exceed 9% of the basic annual premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured named in the Policy based on the 1980 Commissioners Standard Ordinary Mortality Table. The charge during the first two Policy years shall not exceed 30% of the basic annual premium paid during the first Policy year plus 10% of the basic annual premium paid for the second Policy year. Charges of 10% or less are made for later Policy years. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the charge for sales load, such expenses may be recovered from other sources, including any gains attributable to operations with respect to the Policies or John Hancock's general assets.

  Additional First Year Administrative Charge. A charge in the first Policy year at the rate of $13 per $1,000 of Initial Sum Insured for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the Policy. Such expenses include medical examination, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records. John Hancock does not expect to profit from this charge.

  State Premium Tax Charge. A charge equal to 21 1/2% of the basic annual premium. The 21 1/2% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

  Risk Charge. A charge necessary to cover the risk assumed by John Hancock that the Variable Sum Insured will be less than the Guaranteed Minimum Death Benefit. This charge will vary by age of the insured but averages approximately 3% of the basic annual premium.

  Deduction for Dividends. A deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy but is expected to average approximately 5-9% of the basic annual premium.

Expenses Charged to Account

  Charge for Mortality and Expense Risks. A daily charge is made for mortality and expense risks assumed by John Hancock at an effective annual rate of .50% of the value of the Account's assets attributable to the Policies. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  The charge for mortality and expense risks constitutes the Valuation Period charge. See "Account Net Investment Rate (ANIR)".

  Charge for Taxes. Currently no charge is made to the subaccounts for company Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to the subaccounts or this class of Policies in future years, it reserves the right to make a charge and any charge would affect what the subaccounts earn. Charges for other taxes, if any, attributable to the subaccounts may also be made.

  Charge for Cost of Insurance. A charge for the cost of insurance for the insured is deducted each month in advance over the life of the Policy. This charge is based on the attained age of the insured and the Variable Sum Insured. The cost of insurance rates for these Policies will not exceed the rates stated in the 1980 Commissioners Standard Ordinary Mortality Table. The cost of insurance generally increases over time. The increase in the cost of insurance deducted reflects the increase in the attained age of the insured. Each charge reduces the Policy Cash Value. See "Surrender Value".

  Fund Investment Management Fee. The Account purchases shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fee and of certain non-advisory Fund operating expenses which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached prospectus for the Fund.

Guarantee of Premiums and Certain Charges

  John Hancock guarantees, and may not increase, the amount of the premiums, charges deducted from premiums and charges to the Account for mortality and expense risks. John Hancock further guarantees that the method by which the ANIR is calculated will not be changed for the life of any policy.

                            DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell John Hancock's Policies and who are also registered representatives of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms. John Hancock performs insurance underwriting and determines whether to accept or reject the application for the Policy and the insured's risk classification. Distributors performs suitability underwriting and, pursuant to a sales agreement among John Hancock, Distributors, and the Account, acts as the principal underwriter of the Policies. John Hancock will refund any premiums paid if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond issued by a commercial carrier in the amount of $20 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a Distributors' representative for selling a Policy is 55% of the premium in the first Policy year, 15% of the premium in the second Policy year, 10% of the premium in the third, fourth and fifth Policy years, 5% of the premium in Policy years six through ten and 3% of the premium in the eleventh and later Policy years.

  Distributors' representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Distributors' representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies may be sold through other registered broker-dealers that have entered into Selling Agreement with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The Commission rates paid may be more or less than those set forth above for Distributors' representatives. The commissions which will be paid out by such broker-dealers to their registered representatives will be in accordance with their established rules. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the Selling Agreements, and John Hancock will reimburse Distributors for such amounts and for certain direct expenses in connection with marketing the Policies through other broker-dealers. In addition, these representations may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and S. Distributors is also the principal underwriter for the Fund.

                               TAX CONSIDERATIONS

Policy Proceeds

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will nevertheless receive the same federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards.

  John Hancock believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. The Owner of a Policy is not deemed to be in constructive receipt of the cash values until a partial withdrawal or surrender. A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when the Policy lapses.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

  The above description of Federal tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax adviser.

  Federal and state tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

Charge for John Hancock's Taxes

  Currently John Hancock makes no charge against the Account for Federal income taxes that may be attributable to this class of policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of policies or any subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

Corporate and H.R. 10 Plans

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

                                   MANAGEMENT

         THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years as follows:


Directors                                                  Principal Occupations
---------                                                  ---------------------
Samuel W. Bodman                         Chairman of the Board and Chief Executive Officer, Cabot
                                         Corporation (chemicals)

Nelson S. Gifford                        Principal, Fleetwing Capital Management (financial services)

William L. Boyan                         Vice Chairman of the Board , John Hancock

E. James Morton                          Director, formerly Chairman of the Board, John Hancock

John F. Magee                            Chairman, Arthur D. Little, Inc. (industrial research and
                                         consultant).

John M. Connors, Jr.                     Chief Executive Officer and Director, Hill, Holliday, Connors,
                                         Cosmopoulos, Inc. (advertising).

Stephen L. Brown                         Chairman of the Board and Chief Executive Officer, John
                                         Hancock

I. MacAllister Booth                     Retired Chairman of the Board and Chief Executive Officer,
                                         Polaroid Corporation (photographic products)

C. Vincent Vappi                         Former President and Chief Executive Officer, Vappi &
                                         Company, Inc. (construction).

Robert J. Tarr, Jr.                      Former President, Chief Executive Officer and Chief Operations
                                         Officer, Harcourt, General, Inc. (publishing)

David F. D'Alessandro                    President , John Hancock

Joan T. Bok                              Chairman of the Board, New England Electric System
                                         (electricutility).

Robert E. Fast                           Senior Partner, Hale and Dorr (law firm).

Foster L. Aborn                          Vice Chairman of the Board, John Hancock

Lawrence K. Fish                         Chairman and Chief Executive Officer, Citizens Financial
                                         Group, Inc. (banking).

Richard F. Syron                         Chairman, President and Chief Executive Officer, American Stock
                                         Exchange.

Kathleen F. Feldstein                    President, Economic Studies Inc. (economic consulting).

Michael C. Hawley                        President and Chief Operating Officer, The Gillette Company
                                         (razors, etc.).

Wayne A. Budd                            Group President, Bell Atlantic - New England
                                         (telecommunications)

Executive Officers
------------------
Diane M. Capstaff                        Executive Vice President

Thomas E. Moloney                        Executive Vice President

Richard S. Scipione                      General Counsel

Barry J. Rubenstein                      Vice President, Counsel and Secretary

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                               VOTING PRIVILEGES

  All of the assets in the subaccounts of the Account, apart from assets attributable to policy loans, are invested in shares of the corresponding Portfolios of the Fund. John Hancock will vote the shares of each of the Portfolios of the Fund which are deemed attributable to the qualifying variable life insurance policies and variable annuity contracts at meetings of the Fund's shareholders in accordance with instructions received from owners of all such policies or contracts. Shares of the Fund which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportion as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each subaccount deemed attributable to each owner is determined by dividing a Policy's cash value (less any outstanding indebtedness) in the subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of the Fund's investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios of the Fund or to approve or disapprove an investment advisory or underwriting contract for the Fund. John Hancock also may disregard voting instructions in favor of changes initiated by an owner or the Fund's Board of Trustees in the investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

               CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the

1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, and (3) to deregister the Account under the 1940 Act. John Hancock would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the Death Benefit, Policy Cash Value, any cash value of Variable Paid-Up Insurance and any outstanding indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to the Owner of transfers between subaccounts, Policy loans, partial surrenders and certain other Policy transactions.

  Owners will be sent semiannually a report containing the financial statements of the Fund, including a list of securities held in each Portfolio.

                                STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

The legal validity of the Policies described in this Prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein, and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Malcolm Cheung, F.S.A., an Actuary of John Hancock.

                              FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997



                                Large Cap     Sovereign    International  Small Cap   International   Mid Cap
                                  Growth         Bond        Equities       Growth      Balanced       Growth
                                Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    Subaccount
                               ------------  ------------  ------------  -----------  ------------  ------------
Assets
Investments in shares of....   $18,634,480   $60,032,856    $3,944,730      $962,215       $85,312      $567,830
 portfolios of John Hancock
 Variable Series Trust I, at
 value
Investments in shares of....            --            --            --            --            --            --
 portfolios of M Fund Inc.,
 at value
Policy loans and accrued....     1,557,636     9,680,029       219,946            --            --            --
 interest receivable
Receivable from:
John Hancock Variable Series        10,716        14,482         1,331         1,452           100         2,261
 Trust 1
M Fund Inc..................            --            --            --            --            --            --
                               -----------   -----------    ----------      --------       -------      --------
Total assets................    20,202,832    69,727,367     4,166,007       963,667        85,412       570,091

Liabilities
Payable to John Hancock.....        10,398        13,408         1,266         1,436            99         2,252
 Mutual Variable Life
 Insurance Company
Asset charges payable.......           318         1,074            65            16             1             9
                               -----------   -----------    ----------      --------       -------      --------
Total liabilities...........        10,716        14,482         1,331         1,452           100         2,261
                               -----------   -----------    ----------      --------       -------      --------
Net assets..................   $20,192,116   $69,712,885    $4,164,676      $962,215       $85,312      $567,830
                               ===========   ===========    ==========      ========       =======      ========

                               Large Cap      Money        Mid Cap       Special       Real Estate
                                 Value        Market        Value     Opportunities      Equity
                              Subaccount    Subaccount   Subaccount    Subaccount      Subaccount
                              ----------    ----------   ----------   -------------  --------------
Assets
Investments in shares of....     $1,678,123   $12,254,998    $2,036,158    $4,091,961    $4,649,139
 portfolios of John Hancock
 Variable Series Trust I, at
 value
Investments in shares of....             --            --            --            --            --
 portfolios of M Fund Inc.,
 at value
Policy loans and accrued....             --     2,230,242            --            --       225,571
 interest receivable
Receivable from:
John Hancock Variable Series          2,449       386,526        15,188         1,935         1,502
 Trust 1
M Fund Inc..................             --            --            --            --            --
                                 ----------   -----------    ----------    ----------    ----------
Total assets................      1,680,572    14,871,766     2,051,346     4,093,896     4,876,212

Liabilities
Payable to John Hancock.....          2,421       386,304        15,155         1,868         1,425
 Mutual Variable Life
 Insurance Company
Asset charges payable.......             28           222            33            67            77
                                 ----------   -----------    ----------    ----------    ----------
Total liabilities...........          2,449       386,526        15,188         1,935         1,502
                                 ----------   -----------    ----------    ----------    ----------
Net assets..................     $1,678,123   $14,485,240    $2,036,158    $4,091,961    $4,874,710
                                 ==========   ===========    ==========    ==========    ==========



See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

December 31, 1997

                                                                           Short-Term
                                               Growth &                       U.S.         Small Cap    International     Equity
                                                Income        Managed      Government        Value      Opportunities      Index
                                              Subaccount     Subaccount    Subaccount     Subaccount     Subaccount     Subaccount
                                             ------------   -----------   ------------   ------------   ------------   ------------
Assets
Investments in shares of portfolios of...   $199,623,682    $83,078,514      $127,103     $1,251,673       $389,007     $2,123,595
 John Hancock Variable Series Trust I, at
 value
Investments in shares of portfolios of M.             --             --            --             --             --             --
 Fund Inc., at value
Policy loans and accrued interest........     25,360,369     10,979,401            --             --             --             --
 receivable
Receivable from:
John Hancock Variable Series Trust I.....         67,248         38,235         4,076          1,152             68          5,000
M Fund Inc...............................             --             --            --             --             --             --
                                            ------------    -----------      --------     ----------       --------     ----------
Total assets.............................    225,051,299     94,096,150       131,179      1,252,825        389,075      2,128,595
Liabilities
Payable to John Hancock Mutual Variable..         63,785         36,775         4,074          1,132             62          4,965
 Life Insurance Company
Asset charges payable....................          3,463          1,460             2             20              6             35
                                            ------------    -----------      --------     ----------       --------     ----------
Total liabilities........................         67,248         38,235         4,076          1,152             68          5,000
                                            ------------    -----------      --------     ----------       --------     ----------
Net assets...............................   $224,984,051    $94,057,915      $127,103     $1,251,673       $389,007     $2,123,595
                                            ============    ===========      ========     ==========       ========     ==========

                                                               Turner      Edinburgh      Frontier
                                              Strategic         Core     International    Capital
                                                 Bond          Growth       Equity      Appreciation
                                              Subaccount     Subaccount   Subaccount     Subaccount
                                              ----------     ----------   ----------     ----------
Assets
Investments in shares of portfolios of...       $147,317        $    --     $     --       $     --
 John Hancock Variable Series Trust I, at
 value
Investments in shares of portfolios of M.             --         68,640      126,339        273,608
 Fund Inc., at value
Policy loans and accrued interest........             --             --           --             --
 receivable
Receivable from:
John Hancock Variable Series Trust I.....             10             --           --             --
M Fund Inc...............................             --              1            2              4
                                              ----------     ----------   ----------     ----------
Total assets.............................        147,327         68,641      126,341        273,612
Liabilities
Payable to John Hancock Mutual Variable..              8             --           --             --
 Life Insurance Company
Asset charges payable....................              2              1            2              4
                                              ----------     ----------   ----------     ----------
Total liabilities........................             10              1            2              4
                                              ----------     ----------   ----------     ----------
Net assets...............................       $147,317        $68,640     $126,339       $273,608
                                              ==========     ==========   ==========     ==========

--------------------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

For the years and periods ended December 31,



                                                    Large Cap Growth Subaccount              Sovereign Bond Subaccount
                                               ------------------------------------    ------------------------------------
                                                  1997         1996         1995          1997         1996         1995
                                               ----------  -----------  -----------    ----------  ------------  ----------
Investment income:
Distributions received from:
John Hancock Variable Series                   $1,686,429   $1,905,476   $  754,115    $4,454,173  $ 3,765,421   $3,504,747
    Trust I.................................
M Fund Inc..................................           --           --           --            --           --           --
Interest income on policy loans.............      103,747       83,974       67,279       696,074      678,580      641,677
                                               ----------   ----------   ----------    ----------  -----------   ----------
Total investment income.....................    1,790,176    1,989,450      821,394     5,150,247    4,444,001    4,146,424
Expenses:
Mortality and expense risks.................       99,710       69,829       48,056       370,612      325,346      286,349
                                               ----------   ----------   ----------    ----------  -----------   ----------
Net investment income (loss)................    1,690,466    1,919,621      773,338     4,779,635    4,118,655    3,860,075
Net realized and unrealized gain (loss) on
 investments:
Net realized gain (loss)....................      292,430      145,304       23,090      (230,607)    (169,158)    (127,733)
Net unrealized appreciation (depreciation)
 during the period..........................    2,142,494        3,756    1,225,784     1,277,686   (1,418,707)   4,205,161
                                               ----------   ----------   ----------    ----------  -----------   ----------
Net realized and unrealized gain (loss) on
 investments................................    2,434,924      149,060    1,248,874     1,047,079   (1,587,865)   4,077,428
                                               ----------   ----------   ----------    ----------  -----------   ----------
Net increase (decrease) in net assets
 resulting from operations..................   $4,125,390   $2,068,681   $2,022,212    $5,826,714  $ 2,530,790   $7,937,503
                                               ==========   ==========   ==========    ==========  ===========   ==========

                                                                                        Small Cap               International
                                             International Equities Subaccount      Growth Subaccount        Balanced Subaccount
                                            -----------------------------------   ----------------------   -----------------------
                                               1997         1996        1995        1997         1996*       1997         1996*
                                            ----------    ---------   ---------   ---------   ----------   ---------   -----------
Investment income:
Distributions received from:
John Hancock Variable Series                 $ 195,240    $  42,110   $  29,692   $     436    $     160   $   3,972    $     734
    Trust I
M Fund Inc.                                         --           --          --          --           --          --           --
Interest income on policy loans                 15,746       13,158       9,853          --           --          --           --
                                             ---------    ---------   ---------   ---------    ---------   ---------    ---------
Total investment income                        210,986       55,268      39,545         436          160       3,972          734
Expenses:
Mortality and expense risks                     24,261       19,834      15,495       4,231          538         392           81
                                             ---------    ---------   ---------   ---------    ---------   ---------    ---------
Net investment income (loss)                   186,725       35,434      24,050      (3,795)        (378)      3,580          653
Net realized and unrealized gain (loss) on
 investments:
Net realized gain (loss)                        50,829       25,854      14,367       6,475         (690)        429            9
Net unrealized appreciation (depreciation)
 during the period                            (463,778)     217,574     164,490      92,108       (5,174)     (4,312)         899
                                             ---------    ---------   ---------   ---------    ---------   ---------    ---------
Net realized and unrealized gain (loss) on
 investments                                  (412,949)     243,428     178,857      98,583       (5,864)     (3,883)         908
                                             ---------    ---------   ---------   ---------    ---------   ---------    ---------
Net increase (decrease) in net assets
 resulting from operations                   $(226,224)   $ 278,862   $ 202,907   $  94,788    $  (6,242)  $    (303)   $   1,561
                                             =========    =========   =========   =========    =========   =========    =========

--------------------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

For the years and periods ended December 31,

                                                 Mid Cap Growth            Large Cap Value
                                                   Subaccount                 Subaccount             Money Market Subaccount
                                             -----------------------    -----------------------    ---------------------------
                                                1997         1996*         1997         1996*          1997         1996
                                             ----------   ----------    ----------   ----------    -----------   -------------
Investment income:
  Distributions received from:
    John Hancock Variable Series
      Trust I..............................     $    --       $  411      $ 57,265       $2,056       $641,356   $1,073,915
    M Fund Inc.............................          --           --            --           --             --           --
  Interest income on policy loans..........          --           --            --           --        148,802      160,206
                                                -------       ------      --------       ------       --------   ----------
Total investment income....................          --          411        57,265        2,056        790,158    1,234,121
Expenses:
  Mortality and expense risks..............       2,164          292         3,303          218         81,437      134,461
                                                -------       ------      --------       ------       --------   ----------
Net investment income (loss)...............      (2,164)         119        53,962        1,838        708,721    1,099,660
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss).................       5,866          (17)       17,858          588             --           --
  Net unrealized appreciation (depreciation)
    during the period......................      66,874        1,684        80,036        4,787             --           --
                                                -------       ------      --------       ------       --------   ----------
Net realized and unrealized gain (loss) on
  investments..............................      72,740        1,667        97,894        5,375             --           --
                                                -------       ------      --------       ------       --------   ----------
Net increase in net assets resulting from
  operations...............................     $70,576       $1,786      $151,856       $7,213       $708,721   $1,099,660
                                                =======       ======      ========       ======       ========   ==========
                                            Money Market      Mid Cap Value                 Special Opportunities
                                             Subaccount         Subaccount                        Subaccount
                                             -----------  -----------------------   -------------------------------------
                                                1995         1997         1996*        1997          1996         1995
                                             ----------   ----------   ----------   ----------    ----------   ----------
Investment income:
  Distributions received from:
    John Hancock Variable Series
      Trust I..............................    $810,091     $150,951      $ 5,010     $407,765      $114,600     $ 22,718
    M Fund Inc.............................          --           --           --           --            --           --
  Interest income on policy loans..........     155,058           --           --           --            --           --
                                               --------     --------      -------     --------      --------     --------
Total investment income....................     965,149      150,951        5,010      407,765       114,600       22,718
Expenses:
  Mortality and expense risks..............      96,074        7,632          572       22,030        10,841        3,017
                                               --------     --------      -------     --------      --------     --------
Net investment income (loss)...............     869,075      143,319        4,438      385,735       103,759       19,701
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss).................          --       10,646        8,413      276,956        81,916        9,743
  Net unrealized appreciation (depreciation)
    during the period......................          --      145,409       14,211     (477,912)      264,010      126,004
                                               --------     --------      -------     --------      --------     --------
Net realized and unrealized gain (loss) on
  investments..............................          --      156,055       22,624     (200,956)      345,926      135,747
                                               --------     --------      -------     --------      --------     --------
Net increase in net assets resulting from
  operations...............................    $869,075     $299,374      $27,062     $184,779      $449,685     $155,448
                                               ========     ========      =======     ========      ========     ========

--------------------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

For the years and periods ended December 31,

                                               Real Estate Equity Subaccount           Growth & Income Subaccount
                                             --------------------------------     -------------------------------------
                                                1997       1996       1995           1997         1996          1995
                                             ----------  --------  ----------     ---------    ----------   -----------
Investment income:
  Distributions received from:
    John Hancock Variable Series Trust I.....  $330,296   $177,243   $153,495   $25,377,474   $18,406,284   $10,687,455
    M Fund Inc...............................        --         --         --            --            --            --
  Interest income on policy loans............    15,261     13,041     12,322     1,728,054     1,562,266     1,397,618
                                               --------   --------   --------   -----------   -----------   -----------
Total investment income......................   345,557    190,284    165,817    27,105,528    19,968,550    12,085,073
Expenses:
  Mortality and expense risks................    25,420     16,931     13,502     1,136,268       842,055       646,807
                                               --------   --------   --------   -----------   -----------   -----------
Net investment income........................   320,137    173,353    152,315    25,969,260    19,126,495    11,438,266
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss)...................   181,015     39,891    (39,490)    1,982,518       820,430        85,385
  Net unrealized appreciation (depreciation)
    during the period........................   165,392    637,301    155,992    18,247,212     4,555,481    17,351,805
                                               --------   --------   --------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
  investments................................   346,407    677,192    116,502    20,229,730     5,375,911    17,437,190
                                               --------   --------   --------   -----------   -----------   -----------
Net increase in net assets resulting from
  operations.................................  $666,544   $850,545   $268,817   $46,198,990   $24,502,406   $28,875,456
                                               ========   ========   ========   ===========   ===========   ===========

                                                                                                    Short-Term U.S.
                                                            Managed Subaccount                   Government Subaccount
                                                 ---------------------------------------   ---------------------------------
                                                     1997          1996          1995         1997        1996       1995
                                                 -----------   -----------   -----------   ----------   --------   ---------
Investment income:
  Distributions received from:
    John Hancock Variable Series Trust I.....    $ 7,891,222   $ 8,705,892   $ 5,946,035   $1,036,747   $201,830      $2,749
    M Fund Inc...............................             --            --            --           --         --          --
  Interest income on policy loans............        768,231       705,413       626,984           --         --          --
                                                 -----------   -----------   -----------   ----------   --------      ------
Total investment income......................      8,659,453     9,411,305     6,573,019    1,036,747    201,830       2,749
Expenses:
  Mortality and expense risks................        497,030       426,946       356,869      121,572     15,305         295
                                                 -----------   -----------   -----------   ----------   --------      ------
Net investment income........................      8,162,423     8,984,359     6,216,150      915,175    186,525       2,454
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss)...................        437,661       230,806        (6,127)     (27,616)       577         477
  Net unrealized appreciation (depreciation)
    during the period........................      4,941,061    (2,103,918)    7,134,666      226,435    225,129       1,735
                                                 -----------   -----------   -----------   ----------   --------      ------
Net realized and unrealized gain (loss) on
  investments................................      5,378,722    (1,873,112)    7,128,539      198,819    225,706       2,212
                                                 -----------   -----------   -----------   ----------   --------      ------
Net increase in net assets resulting from
  operations.................................    $13,541,145   $ 7,111,247   $13,344,689   $1,113,994   $412,231      $4,666
                                                 ===========   ===========   ===========   ==========   ========      ======
                                                    Small Cap Value
                                                       Subaccount
                                                 ----------------------
                                                    1997        1996*
                                                 ---------   ----------
Investment income:
  Distributions received from:
    John Hancock Variable Series Trust I.....     $ 95,844       $1,653
    M Fund Inc...............................           --           --
  Interest income on policy loans............           --           --
                                                  --------       ------
Total investment income......................       95,844        1,653
Expenses:
  Mortality and expense risks................        3,270          128
                                                  --------       ------
Net investment income........................       92,574        1,525
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss)...................       19,812           11
  Net unrealized appreciation (depreciation)
    during the period........................      (12,804)       2,702
                                                  --------       ------
Net realized and unrealized gain (loss) on
  investments................................        7,008        2,713
                                                  --------       ------
Net increase in net assets resulting from
  operations.................................     $ 99,582       $4,238
                                                  ========       ======

--------------------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

For the years and periods ended December 31,


                                                             International
                                                             Opportunities          Equity Index          Strategic Bond
                                                              Subaccount             Subaccount             Subaccount
                                                          --------------------   -------------------   -------------------
                                                            1997        1996*      1997       1996*      1997       1996*
                                                          --------    --------   --------   --------   --------   --------
Investment income:
  Distributions received from:
    John Hancock Variable Series Trust I................. $  5,284    $    482   $ 54,601   $  4,958   $  9,400   $    539
    M Fund Inc...........................................       --          --         --         --         --         --
  Interest income on policy loans........................       --          --         --         --         --         --
                                                          ---------   --------   --------   --------   --------   --------
Total investment income..................................    5,284         482     54,601      4,958      9,400        539
Expenses:
  Mortality and expense risks............................    1,697         295      5,346        287        658         30
                                                          ---------   --------   --------   --------   --------   --------
Net investment income (loss).............................    3,587         187     49,255      4,671      8,742        509
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)...............................    3,191          57     14,525        620        348         36
  Net unrealized appreciation (depreciation) during the
    period...............................................   (12,223)     7,271    146,714      6,278      1,260          8
                                                          ---------   --------   --------   --------   --------   --------
Net realized and unrealized gain (loss) on investments...    (9,032)     7,328    161,239      6,898      1,608         44
                                                          ---------   --------   --------   --------   --------   --------
Net increase (decrease) in net assets resulting from
  operations............................................. $  (5,445)  $  7,515   $210,494   $ 11,569   $ 10,350   $    553
                                                          =========   ========   ========   ========   ========   ========
                                                                                                             Frontier
                                                          Turner Core Growth         Edinburgh          Capital Appreciation
                                                               Subaccount       International Equity        Subaccount
                                                          -------------------   --------------------    -------------------
                                                            1997      1996*       1997       1996*        1997       1996*
                                                          --------   --------   --------    --------    --------   --------
Investment income:
  Distributions received from:
    John Hancock Variable Series Trust I................. $   --     $   --     $   --      $   --      $   --     $   --
    M Fund Inc...........................................    6,373        958      1,796         510       6,463       --
  Interest income on policy loans........................     --         --         --          --          --         --
                                                          --------   --------   --------    --------    --------   --------
Total investment income..................................    6,373        958      1,796         510       6,463       --
Expenses:
  Mortality and expense risks............................      301         83        684         173       1,409        477
                                                          --------   --------   --------    --------    --------   --------
Net investment income (loss).............................    6,072        875      1,112         337       5,054       (477)
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)...............................      839         48        888         (91)      8,970      6,683
  Net unrealized appreciation (depreciation) during the
    period...............................................    6,487        784     (1,473)     (1,056)     32,469      1,317
                                                          --------   --------   --------    --------    --------   --------
Net realized and unrealized gain (loss) on investments...    7,326        832       (585)     (1,147)     41,439      8,000
                                                          --------   --------   --------    --------    --------   --------
Net increase (decrease) in net assets resulting from
  operations............................................. $ 13,398   $  1,707   $    527    $   (810)   $ 46,493   $  7,523
                                                          ========   ========   ========    ========    ========   ========

--------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

For the years and periods ended December 31,

                                                 Large Cap Growth Subaccount                    Sovereign Bond Subaccount
                                          ------------------------------------------   ------------------------------------------
                                              1997           1996           1995           1997           1996           1995
                                          ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............ $  1,690,466   $  1,919,621   $    773,338   $  4,779,635   $  4,118,655   $  3,860,075
 Net realized gain (loss)................      292,430        145,304         23,090       (230,607)      (169,158)      (127,733)
 Net unrealized appreciation
  (depreciation) during the period.......    2,142,494          3,756      1,225,784      1,277,686     (1,418,707      4,205,161
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations...............    4,125,390      2,068,681      2,022,212      5,826,714      2,530,790      7,937,503
From policyholder transactions:
 Net premiums from policyholders.........    5,387,401      4,588,842      3,921,962     10,001,325     12,282,665      8,741,178
 Net benefits to policyholders...........   (3,728,476)    (3,100,493)    (2,170,453)    (8,526,521)    (8,373,358)    (8,117,059)
 Net increase in policy loans............      326,883        174,445        181,384        474,983        344,564        344,088
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting from
 policyholder transactions...............    1,985,808      1,662,794      1,932,893      1,949,787      4,253,871        968,207
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets...............    6,111,198      3,731,475      3,955,105      7,776,501      6,784,661      8,905,710
Net assets at beginning of period........   14,080,918     10,349,443      6,394,338     61,936,384     55,151,723     46,246,013
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period.............. $ 20,192,116   $ 14,080,918   $ 10,349,443   $ 69,712,885   $ 61,936,384   $ 55,151,723
                                          ============   ============   ============   ============   ============   ============
                                                                                                      Small Cap
                                                    International Equities                             Growth
                                                          Subaccount                                 Subaccount
                                           --------------------------------------------    ----------------------------
                                               1997           1996             1995            1997            1996*
                                           ------------   -------------    ------------    ------------    ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............  $    186,725    $     35,434    $     24,050    $     (3,795)   $       (378)
 Net realized gain (loss)................        50,829          25,854          14,367           6,475            (690)
 Net unrealized appreciation
  (depreciation) during the period.......      (463,778)        217,574         164,490          92,108          (5,174)
                                           ------------   -------------    ------------    ------------    ------------
Net increase (decrease) in net assets
 resulting from operations...............      (226,224)        278,862         202,907          94,788          (6,242)
From policyholder transactions:
 Net premiums from policyholders.........     1,504,962       1,691,043       1,439,112         809,492         276,720
 Net benefits to policyholders...........    (1,091,126)     (1,137,159)       (927,937)       (199,118)        (13,425)
 Net increase in policy loans............        13,761          47,823          27,649            --              --
                                           ------------   -------------    ------------    ------------    ------------
Net increase in net assets resulting from
 policyholder transactions...............       427,597         601,707         538,824         610,374         263,295
                                           ------------   -------------    ------------    ------------    ------------
Net increase in net assets...............       201,373         880,569         741,731         705,162         257,053
Net assets at beginning of period........     3,963,303       3,082,734       2,341,003         257,053            --
                                           ------------   -------------    ------------    ------------    ------------
Net assets at end of period..............  $  4,164,676    $  3,963,303    $  3,082,734    $    962,215    $    257,053
                                           ============   =============    ============    ============    ============
                                                International Balanced
                                                       Subaccount
                                             ----------------------------
                                                 1997             1996*
                                             ------------    ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............    $      3,580    $        653
 Net realized gain (loss)................             429               9
 Net unrealized appreciation
  (depreciation) during the period.......          (4,312)            899
                                             ------------    ------------
Net increase (decrease) in net assets
 resulting from operations...............            (303)          1,561
From policyholder transactions:
 Net premiums from policyholders.........          62,380          32,725
 Net benefits to policyholders...........          (9,531)         (1,520)
 Net increase in policy loans............            --              --
                                             ------------    ------------
Net increase in net assets resulting from
 policyholder transactions...............          52,849          31,205
                                             ------------    ------------
Net increase in net assets...............          52,546          32,766
Net assets at beginning of period........          32,766            --
                                             ------------    ------------
Net assets at end of period..............    $     85,312    $     32,766
                                             ============    ============

-----------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

For the years and periods ended December 31,



                                                                Mid Cap Growth                Large Cap Value
                                                                  Subaccount                    Subaccount
                                                        ----------------------------    ----------------------------
                                                             1997          1996*            1997            1996*
                                                        ------------   -------------    ------------    ------------
Increase in net assets from operations:
  Net investment income (loss)......................... $     (2,164)  $         119    $     53,962    $      1,838
  Net realized gain (loss).............................        5,866             (17)         17,858             588
  Net unrealized appreciation (depreciation) during the
    period.............................................       66,874           1,684          80,036           4,787
                                                        ------------   -------------    ------------    ------------
Net increase in net assets resulting from operations...       70,576           1,786         151,856           7,213
From policyholder transactions:
  Net premiums from policyholders......................      457,341         172,848       1,506,756         107,940
  Net benefits to policyholders........................     (125,239)         (9,482)        (85,021)        (10,621)
  Net increase (decrease) in policy loans..............           --              --              --              --
                                                        ------------   -------------    ------------    ------------
  Net increase (decrease) in net assets resulting from
    policyholder transactions..........................      332,102         163,366       1,421,735          97,319
                                                        ------------   -------------    ------------    ------------
Net increase (decrease) in net assets..................      402,678         165,152       1,573,591         104,532
Net assets at beginning of period......................      165,152              --         104,532              --
                                                        ------------   -------------    ------------    ------------
Net assets at end of period............................ $    567,830    $    165,152    $  1,678,123    $    104,532
                                                        ============   =============    ============    ============

                                                                                                                Mid Cap Value
                                                                  Money Market Subaccount                         Subaccount
                                                        --------------------------------------------    ---------------------------
                                                            1997            1996            1995             1997          1996*
                                                        ------------    ------------    ------------    ------------    -----------
Increase in net assets from operations:
  Net investment income (loss)......................... $    708,721    $  1,099,660    $    869,075    $    143,319    $     4,438
  Net realized gain (loss).............................           --              --              --          10,646          8,413
  Net unrealized appreciation (depreciation) during the
    period.............................................           --              --              --         145,409         14,211
                                                        ------------    ------------    ------------    ------------    -----------
Net increase in net assets resulting from operations...      708,721       1,099,660         869,075         299,374         27,062
From policyholder transactions:
  Net premiums from policyholders......................   11,210,536      34,216,886      13,611,860       1,620,752        284,225
  Net benefits to policyholders........................   (9,620,370)    (44,096,427)     (2,969,848)       (112,395)       (82,860)
  Net increase (decrease) in policy loans..............      103,247        (134,332)        149,842              --             --
                                                        ------------    ------------    ------------    ------------    -----------
Net increase (decrease) in net assets resulting from
  policyholder transactions............................    1,693,413     (10,013,873)     10,791,854       1,508,357        201,365
                                                        ------------    ------------    ------------    ------------    -----------
Net increase (decrease) in net assets..................    2,402,134      (8,914,213)     11,660,929       1,807,731        228,427
Net assets at beginning of period......................   12,083,106      20,997,319       9,336,390         228,427             --
                                                        ------------    ------------    ------------    ------------    -----------
Net assets at end of period............................ $ 14,485,240    $ 12,083,106    $ 20,997,319    $  2,036,158    $   228,427
                                                        ============    ============    ============    ============    ===========



                                                                Special Opportunities Subaccount
                                                         --------------------------------------------
                                                             1997            1996            1995
                                                         ------------    ------------    ------------
Increase in net assets from operations:
  Net investment income (loss).......................... $    385,735    $    103,759    $     19,701
  Net realized gain (loss)..............................      276,956          81,916           9,743
  Net unrealized appreciation (depreciation) during the
    period..............................................     (477,912)        264,010         126,004
                                                         ------------    ------------    ------------
Net increase in net assets resulting from operations....      184,779         449,685         155,448
From policyholder transactions:
  Net premiums from policyholders.......................    2,554,133       2,077,582         774,566
  Net benefits to policyholders.........................   (1,628,677)       (497,713)       (164,561)
  Net increase (decrease) in policy loans...............           --              --              --
                                                         ------------    ------------    ------------
  Net increase (decrease) in net assets resulting from
   policyholder transactions............................      925,456       1,579,869         610,005
                                                         ------------    ------------    ------------
Net increase (decrease) in net assets...................    1,110,235       2,029,554         765,453
Net assets at beginning of period.......................    2,981,726         952,172         186,719
                                                         ------------    ------------    ------------
Net assets at end of period............................. $  4,091,961    $  2,981,726    $    952,172
                                                         ============    ============    ============

----------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

For the years and periods ended December 31,



                                                        Real Estate Equity Subaccount              Growth & Income Subaccount
                                              -----------------------------------------------    ------------------------------
                                                 1997              1996               1995            1997             1996
                                              -------------    -------------    -------------    -------------    -------------
Increase in net assets from operations:
Net investment income........................ $     320,137    $     173,353    $     152,315    $  25,969,260    $  19,126,495
Net realized gain (loss).....................       181,015           39,891          (39,490)       1,982,518          820,430
Net unrealized appreciation (depreciation)
 during the period...........................       165,392          637,301          155,992       18,247,212        4,555,481
                                              -------------    -------------    -------------    -------------    -------------
Net increase in net assets resulting from
 operations..................................       666,544          850,545          268,817       46,198,990       24,502,406
From policyholder transactions:
Net premiums from policyholders..............     1,748,132        1,161,434        1,086,721       30,351,780       32,903,369
Net benefits to policyholders................    (1,218,783)      (1,008,266)        (814,812)     (24,619,851)     (21,130,764)
Net increase (decrease) in policy loans......        34,311           33,973          (13,207)       3,346,307        1,965,133
Net increase (decrease) in net assets
 resulting from policyholder transactions ...       563,660          187,141          258,702        9,078,236       13,737,738
                                              -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets........     1,230,204        1,037,686          527,519       55,277,226       38,240,144
Net assets at beginning of period............     3,644,506        2,606,820        2,079,301      169,706,825      131,466,681
                                              -------------    -------------    -------------    -------------    -------------
Net assets at end of period.................. $   4,874,710    $   3,644,506    $   2,606,820    $ 224,984,051    $ 169,706,825
                                              =============    ============-    =============    =============    =============


                                               Growth &
                                                Income
                                              Subaccount                      Managed Subaccount
                                             -------------    ---------------------------------------------
                                                   1995             1997            1996            1996
                                             -------------    -------------    -------------   -------------
Increase in net assets from operations:
Net investment income....................... $  11,438,266    $   8,162,423    $   8,984,359   $   6,216,150
Net realized gain (loss)....................        85,385          437,661          230,806          (6,127)
Net unrealized appreciation (depreciation)
 during the period..........................    17,351,805        4,941,061       (2,103,918)      7,134,666
                                             -------------    -------------    -------------   -------------
Net increase in net assets resulting from
 operations.................................    28,875,456       13,541,145        7,111,247      13,344,689
From policyholder transactions:
Net premiums from policyholders.............    20,933,714       13,194,907       14,481,195      13,141,463
Net benefits to policyholders...............   (16,972,544)     (14,539,295)     (12,942,967)    (11,680,334)
Net increase (decrease) in policy loans.....     1,898,826        1,257,640          719,880       1,120,431
Net increase (decrease) in net assets
 resulting from policyholder transactions ..     5,859,996          (86,748)       2,258,108       2,281,560
                                             -------------    -------------    -------------   -------------
Net increase (decrease) in net assets.......    34,735,452       13,454,397        9,369,355      15,926,249
Net assets at beginning of period...........    96,731,229       80,603,518       71,234,163      55,307,914
                                             -------------    -------------    -------------   -------------
Net assets at end of period................. $ 131,466,681    $  94,057,915    $  80,603,518   $  71,234,163
                                             =============    =============    =============   =============

                                                              Short-Term U.S.
                                                           Government Subaccount
                                              -----------------------------------------------
                                                   1997             1996             1995
                                              -------------    -------------    -------------
Increase in net assets from operations:
Net investment income........................ $     915,175    $     186,525    $       2,454
Net realized gain (loss).....................       (27,616)             577              477
Net unrealized appreciation (depreciation)
 during the period...........................       226,435          225,129            1,735
                                              -------------    -------------    -------------
Net increase in net assets resulting from
 operations..................................     1,113,994          412,231            4,666
From policyholder transactions:
Net premiums from policyholders..............       116,602       24,721,092           68,539
Net benefits to policyholders................   (26,168,835)        (147,655)         (14,808)
Net increase (decrease) in policy loans......          --               --               --
Net increase (decrease) in net assets
 resulting from policyholder transactions....   (26,052,233)      24,573,437           53,731
                                              -------------    -------------    -------------
Net increase (decrease) in net assets........   (24,938,239)      24,985,668           58,397
Net assets at beginning of period............    25,065,342           79,674           21,277
                                              -------------    -------------    -------------
Net assets at end of period.................. $     127,103    $  25,065,342    $      79,674
                                              =============    =============    =============


See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

For the years and periods ended December 31,

                                                                       International
                                          Small Cap Value              Opportunities              Equity Index        Strategic Bond
                                            Subaccount                   Subaccount                Subaccount           Subaccount
                                  ----------------------------   ------------------------   -----------------------   --------------
                                      1997          1996*          1997         1996*          1997         1996*         1997
                                  -----------    -------------   --------    ------------   ---------     ---------   --------------
Increase (decrease) in net
 assets from operations:
Net investment income
  (loss) .......................   $   92,574       $ 1,525      $  3,587      $    187    $   49,255      $  4,671      $  8,742
Net realized gain (loss) .......       19,812            11         3,191            57        14,525           620           348
Net unrealized appreciation
 (depreciation) during the
 period ........................      (12,804)        2,702       (12,223)        7,271       146,714         6,278         1,260
                                   ----------       -------      --------      --------    ----------      --------      --------
Net increase (decrease) in net
 assets resulting from
 operations.....................       99,582         4,238        (5,445)        7,515       210,494        11,569        10,350
From policyholder transactions:
Net premiums from
 policyholders .................    1,224,547        63,825       295,915       141,907     1,827,052       234,122       161,548
Net benefits to
  policyholders ................     (137,364)       (3,155)      (46,736)       (4,149)     (149,826)       (9,816)      (37,799)
Net increase in policy
  loans ........................           --            --            --            --            --            --            --
                                   ----------       -------      --------      --------    ----------      --------      --------
Net increase in net assets
 resulting from policyholder
 transactions ..................    1,087,183        60,670       249,179       137,758     1,677,226       224,306       123,749
                                   ----------       -------      --------      --------    ----------      --------      --------
Net increase in net assets .....    1,186,765        64,908       243,734       145,273     1,887,720       235,875       134,099
Net assets at beginning of
 period ........................       64,908          --         145,273          --         235,875          --          13,218
                                   ----------       -------      --------      --------    ----------      --------      --------
Net assets at end of period ....   $1,251,673       $64,908      $389,007      $145,273    $2,123,595      $235,875      $147,317
                                   ==========       =======      ========      ========    ==========      ========      ========

                                                                                   Edinburgh                Frontier Capital
                                  Strategic Bond       Turner Core               International                Appreciation
                                   Subaccount       Growth Subaccount          Equity Subaccount               Subaccount
                                  -----------   -------------------------   -------------------------   -------------------------
                                      1996*         1997         1996*         1997          1996*         1997          1996*
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net
 assets from operations:
Net investment income (loss) ...  $       509   $     6,072   $       875   $     1,112   $       337   $     5,054   $      (477)
Net realized gain (loss) .......           36           839            48           888           (91)        8,970         6,683
Net unrealized appreciation
 (depreciation) during the
 period ........................            8         6,487           784        (1,473)       (1,056)       32,469         1,317
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net .
 assets resulting from
 operations ....................          553        13,398         1,707           527          (810)       46,493         7,523
From policyholder transactions:
Net premiums from policyholders        13,347        33,658        28,147        82,259        91,573       138,553       230,461
Net benefits to policyholders ..         (682)       (7,208)       (1,062)      (45,350)       (1,860)      (70,647)      (78,775)

Net increase in policy loans ...         --            --            --            --            --            --            --
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets
 resulting from policyholder
 transactions ..................       12,665        26,450        27,085        36,909        89,713        67,906       151,686
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets .....       13,218        39,848        28,792        37,436        88,903       114,399       159,209
Net assets at beginning of
 period ........................         --          28,792          --          88,903          --         159,209          --
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets at end of period ....  $    13,218   $    68,640   $    28,792   $   126,339   $    88,903   $   273,608   $   159,209
                                  ===========   ===========   ===========   ===========   ===========   ===========   ===========

------------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

December 31, 1997

1. Organization

   John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-one Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

   The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

   The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. Significant Accounting Policies

Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

   Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

Federal Income Taxes

   The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

2. Significant Accounting Policies--Continued

income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

   JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

   JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Policy Loans

   Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. Transactions with Affiliates

   JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

   Certain officers of the Account are officers and directors of JHMLICO or the Fund.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. Details of Investments

   The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1997 were as follows:


Subaccount                                         Shares Owned      Cost         Value
----------                                         ------------      ----         -----
Large Cap Growth.................................       895,075  $ 15,892,909  $ 18,634,480
Sovereign Bond...................................     6,034,072    60,417,965    60,032,856
International Equities...........................       259,525     4,122,639     3,944,730
Small Cap Growth.................................        84,822       875,281       962,215
International Balanced...........................         8,438        88,725        85,312
Mid Cap Growth...................................        47,615       499,272       567,830
Large Cap Value..................................       123,668     1,593,299     1,678,123
Money Market.....................................     1,225,500    12,254,998    12,254,998
Mid Cap Value....................................       146,845     1,876,539     2,036,158
Special Opportunities............................       265,969     4,181,272     4,091,961
Real Estate Equity...............................       292,206     3,801,801     4,649,139
Growth & Income..................................    12,021,535   168,816,740   199,623,682
Managed..........................................     5,789,690    77,812,548    83,078,514
Short-Term U.S. Government.......................        12,605       127,250       127,103
Small Cap Value..................................       100,931     1,261,774     1,251,673
International Opportunities......................        36,605       393,990       389,007
Equity Index.....................................       149,410     1,970,603     2,123,595
Strategic Bond...................................        14,383       146,050       147,317
Turner Core Growth...............................         5,084        61,369        68,640
Edinburgh International Equity...................        12,685       128,867       126,339
Frontier Capital Appreciation....................        18,338       239,823       273,608

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. Details of Investments--Continued

   Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1997, were as follows:


Subaccount                                                               Purchases      Sales
----------                                                               ---------      -----
Large Cap Growth......................................................  $ 4,736,825  $ 1,400,399
Sovereign Bond........................................................   10,368,825    4,136,318
International Equities................................................    1,118,754      518,717
Small Cap Growth......................................................      722,061      115,483
International Balanced................................................       65,555        9,126
Mid Cap Growth........................................................      402,499       72,561
Large Cap Value.......................................................    1,570,481       94,785
Money Market..........................................................   10,270,729    7,975,918
Mid Cap Value.........................................................    1,700,997       49,320
Special Opportunities.................................................    2,282,246      971,054
Real Estate Equity....................................................    1,690,164      840,607
Growth & Income.......................................................   40,552,905    8,979,442
Managed...............................................................   14,242,930    7,470,857
Short-Term U.S. Government............................................    1,111,536   26,248,593
Small Cap Value.......................................................    1,278,340       98,584
International Opportunities...........................................      291,672       38,875
Equity Index..........................................................    1,806,826       80,346
Strategic Bond........................................................      165,467       32,975
Turner Core Growth....................................................      346,070        7,548
Edinburgh International Equity........................................       73,973       35,953
Frontier Capital Appreciation.........................................      137,628       71,165

5. Impact of Year 2000 (Unaudited)

   John Hancock Mutual Variable Life Insurance Account UV, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

   John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third-party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5. Impact of Year 2000 (Unaudited)--Continued

   The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders

John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1997, and the related statements of operations, and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1997, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP


Boston, Massachusetts
February 6, 1998

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               Ernst & Young LLP


Boston, Massachusetts
February 18, 1998

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                                                               December 31
                                                                                          ---------------------
                                                                                             1997        1996
                                                                                             ----        ----
                                                                                             (In millions)
Assets
Bonds--Note 6...........................................................................  $22,986.0   $22,467.0
Stocks:
    Preferred..........................................................................       640.6       416.2
    Common.............................................................................       256.9       249.8
    Investments in affiliates..........................................................     1,442.0     1,268.9
                                                                                          ---------   ---------
                                                                                            2,339.5     1,934.9
Mortgage loans on real estate--Note 6..................................................     7,851.2     7,964.0
Real estate:
    Company occupied...................................................................       375.1       372.1
    Investment properties..............................................................     1,893.4     2,042.3
                                                                                          ---------   ---------
                                                                                            2,268.5     2,414.4
Policy loans...........................................................................     1,577.3     1,589.3
Cash items:
    Cash in banks and offices..........................................................       176.0       348.4
    Temporary cash investments.........................................................       548.8     1,068.3
                                                                                          ---------   ---------
                                                                                              724.8     1,416.7
Premiums due and deferred..............................................................       222.3       278.4
Investment income due and accrued......................................................       505.8       547.8
Other general account assets...........................................................       948.6     1,009.9
Assets held in separate accounts.......................................................    16,021.7    13,969.1
                                                                                          ---------   ---------
TOTAL ASSETS                                                                              $55,445.7   $53,591.5
                                                                                          =========   =========
Obligations and Policyholders' Contingency Reserves
OBLIGATIONS
    Policy reserves....................................................................   $19,206.6   $18,544.0
    Policyholders' and beneficiaries' funds............................................    13,985.1    14,679.3
    Dividends payable to policyholders.................................................       399.7       395.5
    Policy benefits in process of payment..............................................       115.5       236.3
    Other policy obligations...........................................................       214.8       210.5
    Asset valuation reserve--Note 1....................................................     1,165.7     1,064.8
    Federal income and other accrued taxes--Note 1....................................        96.9       125.1
    Other general account obligations..................................................     1,084.5     1,521.7
    Obligations related to separate accounts...........................................    16,019.1    13,958.2
                                                                                          ---------   ---------
TOTAL OBLIGATIONS......................................................................    52,287.9    50,735.4
POLICYHOLDERS' CONTINGENCY RESERVES
    Surplus notes--Note 2...............................................................       450.0       450.0
    Special contingency reserve for group insurance....................................       151.8       194.8
    General contingency reserve........................................................     2,556.0     2,211.3
                                                                                          ---------   ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES..............................................     3,157.8     2,856.1
                                                                                          ---------   ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES                                 $55,445.7   $53,591.5
                                                                                          =========   =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                                           Year ended December 31
                                                                                           ----------------------
                                                                                             1997         1996
                                                                                             ----         ----
                                                                                              (In millions)
Income
    Premiums, annuity considerations and pension fund contributions....................    $ 7,371.6   $ 8,003.1
    Net investment income--Note 4......................................................      2,856.1     2,803.1
    Other, net.........................................................................        119.0        68.6
                                                                                           ---------   ---------
                                                                                            10,346.7    10,874.8
Benefits and Expenses
    Payments to policyholders and beneficiaries:
      Death benefits...................................................................        737.4       886.8
      Accident and health benefits.....................................................        121.4       300.9
      Annuity benefits.................................................................      1,668.2     1,539.4
      Surrender benefits and annuity fund withdrawals..................................      6,293.1     5,565.4
      Matured endowments...............................................................         21.0        20.6
                                                                                           ---------   ---------
                                                                                             8,841.1     8,313.1
    Additions to reserves to provide for future payments to policyholders and
     beneficiaries.....................................................................       (186.7)      880.5
    Expenses of providing service to policyholders and obtaining new insurance:
      Field sales compensation and expenses............................................        278.3       275.0
      Home office and general expenses.................................................        479.7       514.8
    Payroll, state premium and miscellaneous taxes.....................................         49.9        70.9
                                                                                           ---------   ---------
                                                                                             9,462.3    10,054.3
         GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
          POLICYHOLDERS, FEDERAL INCOME TAXES AND NET REALIZED CAPITAL LOSSES..........        884.4       820.5

Dividends to policyholders.............................................................        398.2       399.4
Federal income taxes--Note 1...........................................................         18.9       107.1
                                                                                           ---------   ---------
                                                                                               417.1       506.5
                                                                                           ---------   ---------
         GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
          LOSSES.......................................................................        467.3       314.0
Net realized capital losses--Note 5....................................................        (89.8)      (43.6)
                                                                                           ---------   ---------
         NET INCOME....................................................................        377.5       270.4
Other Increases (Decreases) in Policyholders' Contingency Reserves:
    Net unrealized capital gains and other adjustment--Note 5..........................    $    58.6   $   191.7
    Valuation reserve changes--Note 1...................................................          1.4       (27.5)
    Prior years' federal income taxes..................................................        (35.6)      (28.9)
    Other reserves and adjustments, net................................................       (100.2)      (83.1)
                                                                                           ---------   ---------
         NET INCREASE IN POLICYHOLDERS' CONTINGENCY
          RESERVES.....................................................................        301.7       322.6
Policyholders' contingency reserves at beginning of year...............................      2,856.1     2,533.5
                                                                                           ---------   ---------
         POLICYHOLDERS' CONTINGENCY RESERVES AT END OF
          YEAR.........................................................................    $ 3,157.8   $ 2,856.1
                                                                                           =========   =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                                          Year ended December 31
                                                                                         -------------------------
                                                                                            1997           1996
                                                                                            ----           ----
                                                                                              (In millions)
Cash Flows from Operating Activities:
    Insurance premiums, annuity considerations and deposits...........................   $   7,518.8    $  8,120.4
    Net investment income.............................................................       2,988.7       2,965.5
    Benefits to policyholders and beneficiaries.......................................      (9,030.3)     (8,476.6)
    Dividends paid to policyholders...................................................        (394.0)       (382.6)
    Insurance expenses and taxes......................................................        (815.3)       (884.1)
    Net transfers from separate accounts..............................................         896.8         198.2
    Other, net........................................................................        (798.3)       (602.7)
                                                                                         -----------    ----------
        NET CASH PROVIDED FROM OPERATIONS.............................................         366.4         938.1
                                                                                         -----------    ----------
Cash Flows used in Investing Activities:
    Bond purchases....................................................................     (18,003.6)     (7,590.7)
    Bond sales........................................................................      13,541.1       2,812.4
    Bond maturities and scheduled redemptions.........................................       2,927.6       2,241.0
    Bond prepayments..................................................................       1,096.3       1,223.2
    Stock purchases...................................................................      (1,125.7)       (391.2)
    Proceeds from stock sales.........................................................         921.7         573.2
    REAL ESTATE PURCHASES.............................................................        (243.0)       (447.7)
    REAL ESTATE SALES.................................................................         444.5         382.1
    Other invested assets purchases...................................................        (171.1)       (214.7)
    Proceeds from the sale of other invested assets...................................         109.3         183.6
    Mortgage loans issued.............................................................      (1,165.8)     (1,582.7)
    Mortgage loan repayments..........................................................       1,176.9       2,247.3
    Other, net........................................................................        (333.8)        205.3
                                                                                         -----------    ----------
        NET CASH USED IN INVESTING ACTIVITIES.........................................        (825.6)       (358.9)
                                                                                         -----------    ----------
Cash Flows from Financing Activities:
    Net (decrease) increase in short-term note payable................................         (16.4)         90.0
    Issuance of REMIC notes payable...................................................           0.0         292.0
    Repayment of REMIC notes payable..................................................        (216.3)        (85.2)
                                                                                         -----------    ----------
        NET CASH (USED IN) PROVIDED FROM FINANCING ACTIVITIES.........................        (232.7)        296.8
                                                                                         -----------    ----------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH INVESTMENTS............................        (691.9)        876.0
Cash and temporary cash investments at beginning of year..............................       1,416.7         540.7
                                                                                         -----------    ----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR                                       $     724.8    $  1,416.7
                                                                                         ===========    ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold its group accident and health business and related group life business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The corresponding amount of assets and liabilities at December 31, 1996 was $559.4 million. The gain from operations in both periods was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement. As a result, the Company has secured a $397 million letter of credit facility with a group of banks led by Morgan Guaranty Trust Company of New York. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit agreement and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--Continued

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--Continued

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $470.5 million and $393.5 million at December 31, 1997 and 1996, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--Continued

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $25.2 million, amounted to $165.6 million which is included in other policy obligations. The corresponding 1996 amounts were $18.9 million and $121.7 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $30.0 million in 1997 and $41.6 million in 1996 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $21.8 million in 1997 and $31.0 million in 1996.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 15.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--Continued

     The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

     The carrying amounts in the statement of financial position for policy loans approximates their fair value.

     The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

     The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

     Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2 to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--Continued

The statement value and fair value for investment-type insurance contracts are as follows:

                                                              December 31, 1997       December 31, 1996
                                                           -----------------------  ----------------------
                                                             Statement      Fair     Statement      Fair
                                                               Value       Value       Value       Value
                                                             ---------     -----     ---------     -----
                                                                            (In millions)
Guaranteed investment contracts...........................   $11,499.4   $11,516.8   $11,921.6   $11,943.2
Fixed-rate deferred and immediate annuities...............     4,289.1     4,290.4     3,909.3     3,886.1
Supplementary contracts without life contingencies........        40.9        42.1        45.6        46.0
                                                             ---------   ---------   ---------   ---------
                                                             $15,829.4   $15,849.3   $15,876.5   $15,875.3
                                                             =========   =========   =========   =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $14.3 million expiring in 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $146.4 million in 1997 and $309.9 million in 1996.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. Similar refinements to the actuarial assumptions inherent in the calculation of reserves related to guaranteed

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--Continued

investment contracts were made in 1996 resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1997 and 1996.

NOTE 3--BORROWED MONEY

At December 31, 1997, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1997, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.72% and 5.50%, respectively, at December 31, 1997 and 1996. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes have a last scheduled payment date of June 25, 1998. The outstanding balances of the notes totaled $42.6 million and $127.9 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 3--BORROWED MONEY--Continued

in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes have a last scheduled payment date of July 26, 1999. The outstanding balances of the notes totaled $161.0 million and $292.0 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

On December 31, 1997, the Company had outstanding a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $19.3 million and $10.4 million during 1997 and 1996, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                                          1997     1996
                                                                                          ----     ----
                                                                                           (In millions)
Investment expenses....................................................................   $339.6   $333.8
Interest expense.......................................................................     57.9     48.1
Depreciation on real estate and other invested assets..................................     76.6     73.3
Real estate and other investment taxes.................................................     61.5     65.2
                                                                                          ------   ------
                                                                                          $535.6   $520.4
                                                                                          ======   ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:

                                                                                            1997     1996
                                                                                            ----     ----
                                                                                             (In millions)
Net gains from asset sales and foreclosures............................................    $ 63.4   $ 81.2
Capital gains tax......................................................................     (84.1)   (53.7)
Net capital gains transferred to the IMR...............................................     (69.1)   (71.1)
                                                                                           ------   ------
Net Realized Capital Losses............................................................    $(89.8)  $(43.6)
                                                                                           ======   ======

Net unrealized capital gains and other adjustments consist of the following items:

                                                                                            1997         1996
                                                                                            ----         ----
                                                                                              (In millions)
Net gains from changes in security values and book value adjustments...................    $  159.5     $ 242.2
Increase in asset valuation reserve....................................................      (100.9)      (50.5)
                                                                                           --------     -------
Net Unrealized Capital Gains and Other Adjustments.....................................    $   58.6     $ 191.7
                                                                                           ========     =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:



                                                                            Gross          Gross
                                                               Statement   Unrealized    Unrealized       Fair
Year ended December 31, 1997                                     Value       Gains         Losses        Value
----------------------------                                   ---------   ----------    ----------      -----
                                                                                 (In millions)
U.S. Treasury securities and obligations of U.S. government    $   258.9    $    9.3      $  0.0       $   268.2
 corporations and agencies..................................
Obligations of states and political subdivisions............       149.6        16.3         0.0           165.9
Debt securities issued by foreign governments...............       259.7        53.2         0.1           312.8
Corporate securities........................................    17,336.1     1,485.9       113.4        18,708.6
Mortgage-backed securities..................................     4,981.7       115.9        28.3         5,069.3
                                                               ---------    --------      ------       ---------
Total bonds.................................................   $22,986.0    $1,680.6      $141.8       $24,524.8
                                                               =========    ========      ======       =========

Year ended December 31, 1996
----------------------------
U.S. Treasury securities and obligations of U.S. government    $   430.2    $    8.8      $  4.2       $   434.8
 corporations and agencies..................................
Obligations of states and political subdivisions............       175.2         8.8         3.9           180.1
Debt securities issued by foreign governments...............       203.5        30.1         0.0           233.6
Corporate securities........................................    16,902.1     1,083.2       112.6        17,872.7
Mortgage-backed securities..................................     4,756.0       116.3        54.5         4,817.8
                                                               ---------    --------      ------       ---------
Total bonds.................................................   $22,467.0    $1,247.2      $175.2       $23,539.0
                                                               =========    ========      ======       =========

The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                                                     Statement      Fair
                                                                                      Value        Value
                                                                                     ---------   ---------
                                                                                        (In millions)
Due in one year or less...........................................................   $ 1,386.4   $ 1,426.6
Due after one year through five years.............................................     5,809.6     6,079.2
Due after five years through ten years............................................     5,465.5     5,867.1
Due after ten years...............................................................     5,342.8     6,082.6
                                                                                     ---------   ---------
                                                                                      18,004.3    19,455.5
Mortgage-backed securities........................................................     4,981.7     5,069.3
                                                                                     ---------   ---------
                                                                                     $22,986.0   $24,524.8
                                                                                     =========   =========

Gross gains of $61.5 million in 1997 and $43.8 million in 1996 and gross losses of $86.6 million in 1997 and $27.6 million in 1996 were realized from the sale of bonds.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--Continued

At December 31, 1997, bonds with an admitted asset value of $19.2 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $148.0 million and $136.1 million at December 31, 1997 and 1996, respectively. At December 31, 1997, gross unrealized appreciation on common stocks totaled $139.3 million, and gross unrealized depreciation totaled $30.4 million. The fair value of preferred stock totaled $695.8 million at December 31, 1997 and $451.0 million at December 31, 1996.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1997 and 1996, $217.0 million and $540.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $71.7 million, bonds with amortized cost of $98.9 million and real estate with depreciated cost of $18.0 million were nonincome producing for the twelve months ended December 31, 1997.

Restructured commercial mortgage loans aggregated $314.3 million and $385.8 million as of December 31, 1997 and 1996, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                         Year ended December 31
                                                         ----------------------
                                                            1997        1996
                                                            ----        ----
                                                             (In millions)
Expected...............................................     $33.8       $46.3
Actual.................................................      24.9        29.1

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--Continued

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                                            Statement                       Geographic               Statement
              Property Type                   Value                        Concentration               Value
              -------------                 ---------                      -------------             ---------
                                          (In millions)                                            (In millions)
Apartments...............................     $1,677.7          East North Central................     $  891.5
Hotels...................................        186.7          East South Central................        163.4
Industrial...............................        858.1          Middle Atlantic...................      1,410.2
Office buildings.........................      1,748.7          Mountain..........................        362.2
Retail...................................      1,609.4          New England.......................        836.9
1-4 Family...............................          6.0          Pacific...........................      1,770.6
Agricultural.............................      1,426.5          South Atlantic....................      1,475.4
Other....................................        338.1          West North Central................        260.1
                                                                West South Central................        613.1
                                                                Other.............................         67.8
                                              --------                                                 --------
                                              $7,851.2                                                 $7,851.2
                                              ========                                                 ========

At December 31, 1997, the fair values of the commercial and agricultural mortgage loan portfolios were $6.7 billion and $1.5 billion, respectively. The corresponding amounts as of December 31, 1996 were approximately $6.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1997 were 18.0% and 7.66% for agricultural loans, 10.0% and 7.19% for other properties, and 7.27% and 7.25% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively. The corresponding amounts in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $801.8 million,

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--Continued

$767.9 million and $594.9 million, respectively. The corresponding amounts in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively.

Premiums, benefits, and reserves ceded related to the business sold in 1997, included in the amounts above, were $487.4 million, $503.3 million, and $247.9 million, respectively, at December 31, 1997.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:

                                                         Year ended December 31
                                                         ----------------------
                                                            1997        1996
                                                            ----        ----
                                                             (In millions)
Reinsurance recoverables...............................     $12.5       $26.5
Funds withheld from reinsurers.........................      35.1        23.4

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $236.3 million at December 31, 1997 and $226.4 million at December 31, 1996.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

Variable Life has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received $1.1 million in 1997 and transferred $35.0 million in 1996 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $9.8 million and $15.1 million in 1997 and 1996, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company transferred $2.4 million of cash for mortality claims to Variable Life, which decreased the Company's net gain from operations by $1.3 million in 1997.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--Continued

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $89.7 million in 1997 and $84.4 million in 1996. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--Continued

Pension (benefit) expense is summarized as follows:

                                                                                         Year ended December 31
                                                                                         ----------------------
                                                                                           1997          1996
                                                                                           ----          ----
                                                                                             (In millions)
Defined benefit plans:
  Service cost--benefits earned during the period.....................................    $   30.7     $   32.4
  Interest cost on the projected benefit obligation...................................       109.3        107.4
  Actual return on plan assets........................................................      (177.7)      (225.1)
  Net amortization and deferral.......................................................        23.7         85.0
                                                                                          --------     --------
                                                                                             (14.0)        (0.3)
Defined contribution plans............................................................         6.2         21.4
                                                                                          --------     --------
Total pension (benefit) expense                                                           $   (7.8)    $   21.1
                                                                                          ========     ========

Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                                                            1997       1996
                                                                                            ----       ----
Discount rate...........................................................................    7.00%      7.25%
Weighted rate of increase in compensation levels........................................    4.80%      4.80%
Expected long-term rate of return on assets.............................................    8.50%      8.50%

The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:

                                                                                        Year ended December 31
                                                                                     ----------------------------
                                                                                          1997            1996
                                                                                          ----            ----
                                                                                             (In millions)
Actuarial present value of benefit obligations:
Vested benefit obligation..........................................................     $(1,462.2)      $(1,344.8)
                                                                                        =========       =========
Accumulated benefit obligation.....................................................     $(1,507.6)      $(1,387.7)
                                                                                        =========       =========
Projected benefit obligation.......................................................     $(1,704.0)      $(1,582.4)
Plan assets fair value.............................................................       1,877.7         1,787.6
                                                                                        ---------       ---------
Excess of plan assets over projected benefit obligation............................         173.7           205.2
Unrecognized net gain..............................................................        (101.7)         (176.1)
Prior service cost not yet recognized in net periodic pension cost.................          29.6            42.8
Unrecognized net asset, net of amortization........................................         (93.2)          (95.9)
                                                                                        ---------       ---------
Net pension asset (liability)......................................................     $     8.4       $   (24.0)
                                                                                        =========       =========

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1997, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                                                          December 31
                                                                          ---------------------------------------------
                                                                                  1997                     1996
                                                                          ------------------        -------------------
                                                                          Medical                   Medical
                                                                           and        Life           and         Life
                                                                          Dental    Insurance       Dental     Insurance
                                                                           Plans      Plans          Plans       Plans
                                                                          -------    -------        -------     -------
                                                                                         (In millions)
Accumulated postretirement benefit obligation:
  Retirees.............................................................   $(228.8)   $ (95.7)       $(234.2)    $(100.6)
  Fully eligible active plan participants..............................     (38.7)     (17.9)         (46.4)      (19.4)
                                                                          -------    -------        -------     -------
                                                                           (267.5)    (113.6)        (280.6)     (120.0)
Plan assets at fair value..............................................     172.7        0.0          132.4         0.0
                                                                          -------    -------        -------     -------
Accumulated postretirement benefit obligation in excess of plan assets.     (94.8)    (113.6)        (148.2)     (120.0)
Unrecognized prior service cost........................................      14.9        4.8           16.7         5.3
Unrecognized prior net gain............................................    (122.8)      (4.2)         (93.0)        4.0
Unrecognized transition obligation.....................................     240.7       75.0          256.8        78.4
                                                                          -------    -------        -------     -------
Accrued postretirement benefit cost                                       $  38.0    $ (38.0)       $  32.3     $ (32.3)
                                                                          =======    =======        =======     =======

Net postretirement benefits costs for the years ended December 31, 1997 and 1996 were $40.8 million and $47.4 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--Continued

Net periodic postretirement benefits cost included the following components:

                                                                                          December 31
                                                                            -----------------------------------------
                                                                                   1997                  1996
                                                                            -------------------   -------------------
                                                                            Medical               Medical
                                                                              and       Life        and       Life
                                                                            Dental    Insurance   Dental    Insurance
                                                                             Plans      Plans      Plans      Plans
                                                                            -------   ---------   -------   ---------
                                                                                         (In millions)
Eligibility cost.........................................................   $   6.9       $ 1.6   $   7.1       $ 1.8
Interest cost............................................................      17.8         7.6      19.8         8.3
Actual return on plan assets.............................................     (31.0)        0.0     (15.9)        0.0
Net amortization and deferral............................................      32.8         5.1      20.9         5.4
                                                                            -------       -----   -------       -----
Net periodic postretirement benefit cost.................................   $  26.5       $14.3   $  31.9       $15.5
                                                                            =======       =====   =======       =====

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1997 was 7.0% (7.25% for 1996). The expected long-term rates of return on plan assets were 8.5% and 7.0% at December 31, 1997 and 1996, respectively. The annual assumed rate of increase in the health care cost trend rate for the medical coverages is 5.75% for 1998 (8.0% was assumed for 1997) and is assumed to decrease gradually to 5.00% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1997 by $26.2 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $3.0 million for 1997 and $2.9 million for 1996.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1997, the accumulated postretirement benefit obligations for non-vested employees amounted to $49.5 million for medical and dental plans and $10.4 million for life insurance plans. The corresponding amounts as of December 31, 1996 were $69.4 million and $10.7 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $12.4 billion at December 31, 1997 and $9.6 billion at December 31, 1996; total liabilities amounted to $11.1 billion at December 31, 1997 and $8.5 billion at December 31, 1996; and total net income was $184.8 million in 1997 and $193.0 million in 1996.

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--AFFILIATES--Continued

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 14).

The Company received dividends of $65.9 million and $9.4 million in 1997 and 1996, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, floors, and future contracts.

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1998 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statements of financial position.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $6.4 million and $0.5 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                                           December 31
                                                                                      ---------------------
                                                                                         1997       1996
                                                                                         ----       ----
                                                                                         (In millions)
Futures contracts to purchase securities............................................   $  154.0   $  117.6
                                                                                       ========   ========
Futures contracts to sell securities................................................   $  414.2   $  136.4
                                                                                       ========   ========
Notional amount of interest rate swaps, interest rate swaps, currency rate swaps, interest rate caps and interest rate floors to:
    Receive variable rates..........................................................   $5,043.7   $3,822.8
                                                                                       ========   ========
    Receive fixed rates.............................................................   $2,596.7   $2,912.5
                                                                                       ========   ========

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $58.3 million, $9.7 million, $(0.6) million and $(0.4) million, respectively. The corresponding amounts as of December 31, 1996 were $16.4 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $27.4 million in 1997 and $32.1 million in 1996. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                                                        December 31, 1997
                                                                                        -----------------
                                                                                          (In millions)
1998..................................................................................         $19.5
1999..................................................................................          17.0
2000..................................................................................          14.5
2001..................................................................................          11.5
2002..................................................................................           8.1
Thereafter............................................................................          12.2
                                                                                               -----
Total minimum payments................................................................         $82.8
                                                                                               =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                       December 31, 1997    Percent
                                                                                       -----------------    -------
                                                                                         (In millions)
Subject to discretionary withdrawal (with adjustment):
     With market value adjustment....................................................       $ 3,881.6        10.5%
     At book value less surrender charge.............................................         2,881.4         7.8
                                                                                            ---------       -----
     Total with adjustment...........................................................         6,763.0        18.3
     Subject to discretionary withdrawal (without adjustment) at book value..........         3,574.2         9.6
     Subject to discretionary withdrawal--separate accounts..........................        13,455.3        36.3
Not subject to discretionary withdrawal:
     General account.................................................................        11,996.1        32.4
     Separate accounts...............................................................         1,274.1         3.4
                                                                                            ---------       -----
Total annuity reserves, deposit fund liabilities and separate accounts--before
  reinsurance........................................................................        37,062.7       100.0%
                                                                                            ---------       =====
Less reinsurance ceded...............................................................             0.0
                                                                                            ---------
Net annuity reserves, deposit fund liabilities and separate accounts.................       $37,062.7
                                                                                            =========

Any liquidation costs associated with the $13.5 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 14--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $693.6 million, $27.6 million, $122.3 million and $467.2 million, respectively, at December 31, 1997. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.3 billion at December 31, 1997. The majority of these commitments expire in 1998.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--COMMITMENTS AND CONTINGENCIES--CONTINUED

the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1997, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $672.0 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1997 and 1996 amounted to $4.1 million and $3.4 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1997, the aggregate outstanding principal balance of the pools of loans was $500.8 million. There were no mortgage loans buy-backs in 1997 and 1996.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1997 were $351.1 million for short-term borrowings and $163.2 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--COMMITMENTS AND CONTINGENCIES--CONTINUED

cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 15--FAIR VALUE OF FINANCIAL INSTRUMENTS
The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                              Year ended December 31
                                                                -------------------------------------------------
                                                                          1997                     1996
                                                                -----------------------  ------------------------
                                                                  Carrying      Fair       Carrying      Fair
                                                                   Amount       Value       Amount       Value
                                                                   ------       -----       ------       -----
                                                                                  (In millions)
Assets
    Bonds--Note 6...............................................   $22,986.0   $24,524.8    $22,467.0   $23,539.0
    Preferred stocks--Note 6....................................       640.6       695.8        416.2       451.0
    Common stocks--Note 6.......................................       256.9       256.9        249.8       249.8
    Mortgage loans on real estate--Note 6.......................     7,851.2     8,215.9      7,964.0     8,400.2
    Policy loans--Note 1........................................     1,577.3     1,577.3      1,589.3     1,589.3
    Cash and cash equivalents--Note 1...........................       724.8       724.8      1,416.7     1,416.7

Liabilities
    Guaranteed investment contracts--Note 1.....................    11,499.4    11,516.8     11,921.6    11,943.2
    Fixed rate deferred and immediate annuities--Note 1.........     4,289.1     4,290.4      3,909.3     3,886.1
    Supplementary contracts without life contingencies--Note 1..        40.9        42.1         45.6        46.0
    Derivatives liabilities relating to:--Note 11
       Interest rate swaps......................................          --        58.3           --        16.4
       Currency rate swaps......................................          --         9.7           --        41.1
       Interest rate caps.......................................          --        (0.6)          --        (0.6)
       Interest rate floors.....................................          --        (0.4)          --        (0.1)
    Commitments--Note 14........................................          --     1,332.3           --     1,095.7

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

The Company has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Company presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

The Company as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While the Company is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Company's systems rely will be converted timely or will not have an adverse effect on the Company's systems.

The Company expects the project to be substantially complete by early 1999 and expects the incremental cost to be between $35 million and $45 million. The cost of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved and actual results may differ materially from those anticipated.

                       APPENDIX--OTHER POLICY PROVISIONS

Settlement Provisions

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the surrender value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policies.

     Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

     Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

     Option 2B--Income for a Fixed Period, with each payment as declared.

     Option 3--Life Income with Payments for a Guaranteed Period.

     Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

     Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

Additional Insurance Benefits

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as Disability Waiver of Premiums and Accidental Death Benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

General Provisions

  Beneficiary. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  Assignment. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Servicing Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  Age and Sex. If the age or sex of the insured has been misstated, John Hancock will adjust the Initial Sum Insured and every other benefit to that which the premium paid would have purchased at the correct age and sex.

  Suicide. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, John Hancock will pay in place of all other benefits an amount equal to the premiums paid less any indebtedness.

  Aviation Activity Exclusion. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, John Hancock will pay in place of all other benefits an amount equal to the greater of the premiums paid or the surrender value, less indebtedness.

  Incontestability. The Policy, except for any provision for a disability benefit or additional benefit provisions added after issue, shall be incontestable after it has been in force during the lifetime of the insured for 2 years from its issue date except for nonpayment of premium.

  Deferral of Determinations and Payments. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer the determination, payment or application of such amounts if the effective date for determining such amounts falls within any period during which: (1) the disposal or valuation of the Accounts' assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commissions' rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of John Hancock Owners.

  Under a Policy being continued under a fixed non-forfeiture option payment of the cash value or loan proceeds may be deferred by John Hancock for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 29 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policies which have been filed as exhibits to the Registration Statement.

                         APPENDIX--IMPACT OF YEAR 2000


  The advent of the Year 2000 presents a technological challenge to John Hancock. Responding to that challenge, John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter. The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact John Hancock's systems. John Hancock presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of John Hancock.



  John Hancock expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated.

             APPENDIX--ILLUSTRATION OF DEATH BENEFITS, CASH VALUES
                           AND ACCUMULATED PREMIUMS.

  The following tables illustrate the way in which the three types of Policies operate. Each table illustrates the changes in the death benefit and cash value of the base Policy, disregarding any dividends or Policy loans. Each table separately illustrates the operation of a Policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The tables show how the death benefit and cash value may vary over an extended period of time assuming the subaccounts experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums for a standard risk and will assist in a comparison of the total death benefit and cash value figures set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. The death benefit and cash value for a Policy would be different from those shown if premiums are paid more frequently than annually or if the actual gross rates of investment return applicable to the Policy average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit and cash value as of the end of each Policy year reflect a total asset charge of 1.086% comprised of the daily charge against the Account for mortality and expense risks (equivalent to an effective annual rate of .50% of the value of the Account's assets), an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .39%) and an assumed average asset charge for the annual non-advisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .20%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the seven subaccounts. The actual charges and expenses associated with any Policy may be more or less than 1.086% and will vary depending upon the actual allocation of Policy values among subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a Policy are illustrative of those which would be paid if investment returns of 0%, 6% and 12% are realized, if John Hancock's mortality and expense experience in the future is as currently experienced and if its dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available. (See "Annual Dividends".)

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, smoking status and the Initial Sum Insured or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed insured is a standard risk.

Plan:  Variable Whole life 100
       Age 25 Years Male--Non-Smoker
       Initial Sum Insured (Guaranteed Minimum Death Benefit) $135,135 Annual Premium $1,250.00* (Prms Accum means Premiums Accumulated)


Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)         Dividends are Not Guaranteed

                                0%                        6%                       12%
                     ------------------------  ------------------------  -------------------------
                           Death Benefit            Death Benefit             Death Benefit
          Prms Accum ------------------------  ------------------------  -------------------------
              at      Base    Var Pu            Base    Var Pu            Base     Var Pu
 Year      5%/Annum  Policy    Adds    Total   Policy    Adds    Total   Policy     Adds    Total
------    ---------- -------  ------  -------  -------  ------  -------  -------   ------  -------
   1          1,313  135,135       0  135,135  135,550       0  135,550  142,561        0  142,561
   2          2,691  135,135     208  135,343  135,588     208  135,796  143,283      208  143,491
   3          4,138  135,135     400  135,535  135,786     410  136,196  147,033      421  147,454
   4          5,657  135,135     575  135,710  135,993     608  136,600  151,098      642  151,739
   5          7,252  135,135     734  135,869  136,206     799  137,005  155,417      869  156,286
   6          8,928  135,135     879  136,014  136,423     986  137,409  159,987    1,105  161,092
   7         10,686  135,135   1,011  136,146  136,644   1,168  137,812  164,813    1,350  166,164
   8         12,533  135,135   1,153  136,288  136,870   1,374  138,244  169,906    1,679  171,585
   9         14,472  135,135   1,302  136,437  137,099   1,601  138,700  175,277    2,126  177,403
  10         16,508  135,135   1,458  136,593  137,332   1,853  139,185  180,939    2,712  183,652
  15         28,322  135,135   2,420  137,555  138,519   3,981  142,500  213,370    8,251  221,620
  20         43,399  135,135   3,384  138,519  139,804   7,708  147,512  255,762   19,892  275,654
  25         62,642  135,135   4,103  139,238  141,231  12,607  153,838  312,737   40,264  353,002
  30         87,201  135,135   4,595  139,730  142,712  18,666  161,378  386,200   74,054  460,254
  35        118,545  135,135   4,986  140,121  144,248  26,213  170,461  481,203  129,322  610,525
Age 65      158,550  135,135   5,342  140,477  145,835  35,315  181,150  604,241  217,588  821,829


                                 0%                      6%                         12%
                     ------------------------  ------------------------  -------------------------
                             Cash Value               Cash Value                Cash Value
          Base Prem  ------------------------  ------------------------  -------------------------
           Accum at    Base    Var Pu           Base    Var Pu            Base     Var Pu
  Year     5%/Annum   Policy    Adds    Total  Policy    Adds    Total   Policy     Adds    Total
------    ----------  ------   ------  ------  -------  ------  -------  -------   ------  -------
   1          1,313       94       0       94       99       0       99      105        0      105
   2          2,691      934      34      968      995      34    1,028    1,056       34    1,090
   3          4,138    1,774      67    1,841    1,937      69    2,007    2,108       71    2,179
   4          5,657    2,613     100    2,713    2,929     106    3,035    3,269      112    3,381
   5          7,252    3,448     132    3,580    3,968     145    4,112    4,548      158    4,706
   6          8,928    4,278     164    4,443    5,056     185    5,241    5,957      208    6,165
   7         10,686    5,101     196    5,297    6,192     227    6,420    7,503      264    7,767
   8         12,533    5,915     232    6,147    7,379     277    7,656    9,202      340    9,542
   9         14,472    6,720     271    6,991    8,614     335    8,949   11,063      447   11,510
  10         16,508    7,513     315    7,828    9,899     402   10,301   13,102      591   13,693
  15         28,322   11,495     627   12,123   17,345   1,036   18,381   26,840    2,156   28,996
  20         43,399   15,037   1,045   16,082   26,110   2,390   28,499   47,986    6,193   54,178
  25         62,642   17,723   1,498   19,221   35,800   4,623   40,423   79,639   14,826   94,465
  30         87,201   19,972   1,967   21,938   46,822   8,025   54,847  127,290   31,977  159,267
  35        118,545   21,708   2,473   24,181   58,936  13,060   71,996  197,510   64,715  262,225
Age 65      158,550   22,958   3,032   25,990   71,982  20,142   92,124  299,610  124,650  424,260

* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time.

Plan:   Variable Whole Life 100
        Age 40 Years Male--Non-Smoker
        Initial Sum Insured (Guaranteed Minimum Death Benefit) $113,968 Annual Premium $2,000.00* (Prms Accum means Premiums Accumulated)


Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)         Dividends are Not Guaranteed

                                0%                        6%                       12%
                     ------------------------  ------------------------  -------------------------
                           Death Benefit            Death Benefit             Death Benefit
          Prms Accum ------------------------  ------------------------  -------------------------
              at      Base    Var Pu            Base    Var Pu            Base     Var Pu
 Year      5%/Annum  Policy    Adds    Total   Policy    Adds    Total   Policy     Adds    Total
------    ---------- -------  ------  -------  -------  ------  -------  -------   ------  -------
   1          2,100  113,968       0  113,968  114,318       0  114,318  120,231        0  120,231
   2          4,305  113,968     102  114,070  114,417     102  114,519  122,111      102  122,213
   3          6,620  113,968     196  114,164  114,581     202  114,783  125,257      262  125,519
   4          9,051  113,968     282  114,250  114,754     342  115,096  128,695      511  129,206
   5         11,604  113,968     362  114,330  114,931     536  115,467  132,341      854  133,196
   6         14,284  113,968     459  114,427  115,112     780  115,892  136,184    1,296  137,479
   7         17,098  113,968     577  114,545  115,295   1,072  116,367  140,221    1,840  142,061
   8         20,053  113,968     735  114,703  115,480   1,437  116,917  144,460    2,529  146,989
   9         23,156  113,968     923  114,891  115,667   1,867  117,535  148,909    3,365  152,273
  10         26,413  113,968   1,139  115,107  115,857   2,366  118,224  153,577    4,367  157,944
  15         45,315  113,968   2,421  116,389  116,823   5,812  122,635  180,222   12,462  192,684
  20         69,438  113,968   3,776  117,744  117,844  10,765  128,609  214,207   27,661  241,868
Age 65      100,226  113,968   4,895  118,863  118,945  16,990  135,935  258,552   53,375  311,927
  30        139,521  113,968   5,836  119,804  120,069  24,212  144,791  314,489   95,727  410,216
  35        189,672  113,968   6,651  120,619  121,212  34,125  155,337  385,101  163,843  548,944


                                 0%                      6%                         12%
                     ------------------------  ------------------------  -------------------------
                             Cash Value               Cash Value                Cash Value
          Base Prem  ------------------------  ------------------------  -------------------------
           Accum at    Base    Var Pu           Base    Var Pu            Base     Var Pu
  Year     5%/Annum   Policy    Adds    Total  Policy    Adds    Total   Policy     Adds    Total
------    ----------  ------   ------  ------  -------  ------  -------  -------   ------  -------
   1          2,100      591       0      591      626       0      626      662        0      662
   2          4,305    1,986      28    2,014    2,137      28    2,165    2,291       28    2,319
   3          6,620    3,350      57    3,407    3,694      58    3,752    4,056       76    4,132
   4          9,051    4,682      84    4,767    5,296     102    5,399    5,967      154    6,121
   5         11,604    5,984     112    6,096    6,947     166    7,113    8,036      266    8,302
   6         14,284    7,254     147    7,401    8,644     250    8,894   10,273      417   10,690
   7         17,098    8,494     191    8,685   10,391     356   10,746   12,695      613   13,308
   8         20,053    9,705     251    9,956   12,187     493   12,680   15,315      871   16,186
   9         23,156   10,886     326   11,212   14,035     662   14,697   18,151    1,198   19,350
  10         26,413   12,037     416   12,453   15,934     868   16,801   21,218    1,607   22,826
  15         45,315   17,504   1,037   18,541   26,385   2,499   28,884   40,891    5,380   46,270
  20         69,438   22,070   1,878   23,948   37,910   5,381   43,291   69,226   13,883   83,110
Age 65      100,226   25,346   2,780   28,126   49,861   9,691   59,552  108,880   30,573  139,453
  30        139,521   27,731   3,736   31,467   62,133  15,892   78,025  163,488   61,828  225,316
  35        189,672   29,282   4,725   34,007   74,287  24,354   98,641  237,100  117,438  354,538

* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time.

Plan: Variable Whole Life P50
      Age 25 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $65,723 Annual Premium $700.00* (Prms Accum means Premiums Accumulated)


Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)          Dividends are Not Qualified

                                0%                        6%                       12%
                     ------------------------  ------------------------  -------------------------
                           Death Benefit            Death Benefit             Death Benefit
          Prms Accum ------------------------  ------------------------  -------------------------
              at      Base    Var Pu            Base    Var Pu            Base     Var Pu
 Year      5%/Annum  Policy    Adds    Total   Policy    Adds    Total   Policy     Adds    Total
------    ---------- -------  ------  -------  -------  ------  -------  -------   ------  -------
    1           735   65,723       0   65,723   65,925       0   65,925   69,335        0   69,335
    2         1,507   65,723       0   65,723   65,930       0   65,930   69,442        0   69,442
    3         2,317   65,723     175   65,898   66,029     192   66,221   71,304      211   71,515
    4         3,168   65,723     352   66,075   66,130     402   66,533   73,289      456   73,745
    5         4,061   65,723     527   66,250   66,234     625   66,859   75,389      735   76,124
    6         4,999   65,723     702   66,425   66,340     862   67,202   77,607    1,052   78,659
    7         5,984   65,723     876   66,599   66,448   1,114   67,562   79,948    1,407   81,356
    8         7,019   65,723   1,056   66,779   66,557   1,388   67,945   82,417    1,816   84,234
    9         8,105   65,723   1,240   66,963   66,669   1,684   68,352   85,021    2,282   87,302
   10         9,245   65,723   1,428   67,151   66,782   2,002   68,784   87,765    2,810   90,575
   15        15,860   65,723   2,434   68,157   67,358   4,007   71,365  103,443    6,732  110,175
   20        24,303   65,723   3,406   69,129   67,982   6,620   74,601  123,953   13,481  137,433
   25        35,079   65,723   4,135   69,858   68,677   9,555   78,232  151,610   23,919  175,529
   30        48,833   65,723   4,571   70,294   69,399  12,600   81,999  187,256   39,210  226,466
   35        66,385   65,723   4,740   70,463   70,147  15,688   85,835  233,343   61,314  294,657
 Age 65      88,788   65,723   4,692   70,415   70,919  18,763   89,682  293,022   92,895  385,917


                                 0%                      6%                         12%
                     ------------------------  ------------------------  -------------------------
                             Cash Value               Cash Value                Cash Value
          Base Prem  ------------------------  ------------------------  -------------------------
           Accum at    Base    Var Pu           Base    Var Pu            Base     Var Pu
  Year     5%/Annum   Policy    Adds    Total  Policy    Adds    Total   Policy     Adds    Total
------    ----------  ------   ------  ------  -------  ------  -------  -------   ------  -------
    1           735       13       0       13       14       0       14       15        0       15
    2         1,507      423       0      423      450       0      450      476        0      476
    3         2,317      834      29      863      908      32      941      985       35    1,021
    4         3,168    1,244      61    1,305    1,390      70    1,461    1,548       80    1,628
    5         4,061    1,652      95    1,747    1,896     113    2,009    2,168      133    2,301
    6         4,999    2,057     131    2,188    2,425     162    2,587    2,850      198    3,048
    7         5,984    2,459     170    2,629    2,978     217    3,195    3,600      275    3,874
    8         7,019    2,857     212    3,069    3,555     280    3,835    4,423      368    4,790
    9         8,105    3,250     258    3,508    4,156     352    4,508    5,324      479    5,804
   10         9,245    3,637     309    3,946    4,781     435    5,216    6,312      612    6,925
   15        15,860    5,592     631    6,223    8,416   1,043    9,459   12,984    1,759   14,743
   20        24,303    7,332   1,051    8,383   12,696   2,052   14,749   23,256    4,197   27,453
   25        35,079    8,636   1,509   10,145   17,409   3,503   20,912   38,608    8,808   47,416
   30        48,833    9,727   1,956   11,683   22,769   5,417   28,186   61,719   16,933   78,652
   35        66,385   10,569   2,351   12,920   28,660   7,817   36,477   95,776   30,686  126,461
 Age 65      88,788   11,176   2,664   13,839   35,004  10,702   45,706  145,295   53,222  198,517

* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time.

Plan: Variable Whole Life P50
      Age 40 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $62,945 Annual Premium $1,200.00* (Prms Accum means Premiums Accumulated)


Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)         Dividends are Not Guaranteed

                                0%                        6%                       12%
                     ------------------------  ------------------------  -------------------------
                           Death Benefit            Death Benefit             Death Benefit
          Prms Accum ------------------------  ------------------------  -------------------------
              at      Base    Var Pu            Base    Var Pu            Base     Var Pu
 Year      5%/Annum  Policy    Adds    Total   Policy    Adds    Total   Policy     Adds    Total
------    ---------- -------  ------  -------  -------  ------  -------  -------   ------  -------
   1          1,260   62,945       0   62,945   63,138       0   63,138   66,404        0   66,404
   2          2,583   62,945       0   62,945   63,183       0   63,183   67,251        0   67,251
   3          3,972   62,945      98   63,043   63,273     119   63,392   68,979      140   69,119
   4          5,431   62,945     212   63,157   63,369     264   63,633   70,870      322   71,192
   5          6,962   62,945     338   63,283   63,467     435   63,901   72,875      547   73,422
   6          8,570   62,945     472   63,417   63,566     627   64,193   74,988      814   75,802
   7         10,259   62,945     605   63,550   63,667     829   64,496   77,207    1,114   78,321
   8         12,032   62,945     752   63,697   63,769   1,060   64,830   79,536    1,471   81,007
   9         13,893   62,945     903   63,848   63,873   1,311   65,184   81,981    1,879   83,860
  10         15,848   62,945   1,061   64,006   63,977   1,584   65,562   84,546    2,345   86,890
  15         27,189   62,945   1,911   64,856   64,509   3,297   67,806   99,150    5,778  104,928
  20         41,663   62,945   2,691   65,636   65,071   5,414   70,486  117,795   11,414  129,209
Age 65       60,136   62,945   3,279   66,224   65,682   7,724   73,406  142,241   19,839  162,080
  30         83,713   62,945   3,713   66,658   66,304  10,211   76,516  173,058   32,226  205,284
  35        113,804   62,945   3,971   66,916   66,936  12,826   79,673  211,949   50,237  262,186

                                 0%                      6%                         12%
                     ------------------------  ------------------------  -------------------------
                             Cash Value               Cash Value                Cash Value
          Base Prem  ------------------------  ------------------------  -------------------------
           Accum at    Base    Var Pu           Base    Var Pu            Base     Var Pu
 Year      5%/Annum   Policy    Adds    Total  Policy    Adds    Total   Policy     Adds    Total
------    ----------  ------   ------  ------  -------  ------  -------  -------   ------  -------
   1          1,260      251       0      251      266       0      266      281        0      281
   2          2,583    1,026       0    1,026    1,101       0    1,101    1,177        0    1,177
   3          3,972    1,784      28    1,813    1,962      34    1,996    2,149       41    2,189
   4          5,431    2,525      63    2,588    2,848      79    2,927    3,200       97    3,296
   5          6,962    3,248     104    3,353    3,760     135    3,895    4,338      170    4,508
   6          8,570    3,954     151    4,105    4,699     201    4,900    5,568      262    5,830
   7         10,259    4,643     200    4,843    5,664     275    5,939    6,900      371    7,271
   8         12,032    5,316     257    5,573    6,657     364    7,021    8,341      507    8,848
   9         13,893    5,972     319    6,292    7,679     465    8,144    9,901      669   10,570
  10         15,848    6,612     388    7,000    8,729     581    9,310   11,588      863   12,451
  15         27,189    9,670     818   10,488   14,530   1,418   15,947   22,435    2,494   24,929
  20         41,663   12,227   1,335   13,562   20,933   2,698   23,631   38,068    5,711   43,780
Age 65       60,136   14,029   1,862   15,892   27,533   4,405   31,938   59,900   11,365   71,265
  30         83,713   15,340   2,377   17,717   34,311   6,567   40,878   89,965   20,816  110,781
  35        113,804   16,191   2,821   19,013   41,023   9,154   50,177  130,493   36,012  166,505

---------------------

* Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90, Special Monthly $104.00.

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time.

Plan: Variable Whole Life P50
      Age 25 Years Male--Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $61,670 Annual Premium $700.00* (Prms Accum means Premiums Accumulated)


Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)         Dividends are Not Guaranteed

                                0%                        6%                       12%
                     ------------------------  ------------------------  -------------------------
                           Death Benefit            Death Benefit             Death Benefit
          Prms Accum ------------------------  ------------------------  -------------------------
              at      Base    Var Pu            Base    Var Pu            Base     Var Pu
 Year      5%/Annum  Policy    Adds    Total   Policy    Adds    Total   Policy     Adds    Total
------    ---------- -------  ------  -------  -------  ------  -------  -------   ------  -------
   1            735   61,670       0   61,670   61,859       0   61,859   65,059        0   65,059
   2          1,507   61,670       0   61,670   61,865       0   61,865   65,160        0   65,160
   3          2,317   61,670     164   61,834   61,957     181   62,138   66,907      198   67,105
   4          3,168   61,670     331   62,001   62,052     378   62,430   68,769      428   69,198
   5          4,061   61,670     495   62,165   62,150     586   62,736   70,740      690   71,430
   6          4,999   61,670     659   62,329   62,249     809   63,058   72,821      987   73,808
   7          5,984   61.670     822   62,492   62,350   1,045   63,395   75,018    1,321   76,339
   8          7,019   61,670     991   62,661   62,453   1,303   63,755   77,335    1,705   79,039
   9          8,105   61,670   1,163   62,833   62,557   1,580   64,137   79,778    2,141   81,919
  10          9,245   61,670   1,339   63,009   62,664   1,879   64,543   82,352    2,637   84,989
  15         15,860   61,670   2,283   63,953   63,204   3,760   66,964   97,064    6,317  103,381
  20         24,303   61.670   3,195   64,865   63,789   6,211   70,001  116,309   12,650  128,959
  25         35,079   61,670   3,880   65,550   64,442   8,965   73,408  142,261   22,445  164,705
  30         48,833   61,670   4,289   65,959   65,119  11,823   76,942  175,708   36,793  212,501
  35         66,385   61,670   4,448   66,118   65,821  14,721   80,542  218,954   57,534  276,488
Age 65       88,788   61,670   4,402   66,072   66,546  17,606   84,152  274,952   87,168  362,121

                                 0%                      6%                         12%
                     ------------------------  ------------------------  -------------------------
                             Cash Value               Cash Value                Cash Value
          Base Prem  ------------------------  ------------------------  -------------------------
           Accum at    Base    Var Pu           Base    Var Pu            Base     Var Pu
  Year     5%/Annum   Policy    Adds    Total  Policy    Adds    Total   Policy     Adds    Total
------    ----------  ------   ------  ------  -------  ------  -------  -------   ------  -------
   1            735       12       0       12       13       0       13       14        0       14
   2          1,507      397       0      397      422       0      422      446        0      446
   3          2,317      782      28      810      852      30      883      924       33      958
   4          3,168    1,167      58    1,224    1,305      66    1,370    1,452       75    1,527
   5          4,061    1,550      89    1,639    1,779     106    1,885    2,034      125    2,159
   6          4,999    1,930     123    2,053    2,276     152    2,428    2,675      186    2,860
   7          5,984    2,307     159    2,466    2,794     203    2,998    3,378      258    3,635
   8          7,019    2,681     199    2,880    3,336     263    3,599    4,150      345    4,495
   9          8,105    3,049     242    3,292    3,900     331    4,230    4,996      450    5,446
  10          9,245    3,413     290    3,702    4,486     408    4,894    5,923      575    6,498
  15         15,860    5,247     592    5,839    7,897     979    8,876   12,183    1,651   13,834
  20         24,303    6,880     986    7,866   11,913   1,926   13,839   21,822    3,939   25,760
  25         35,079    8,103   1,416    9,519   16,335   3,287   19,622   36,227    8,265   44,492
  30         48,833    9,127   1,836   10,963   21,365   5,083   26,448   57,913   15,889   73,802
  35         66,385    9,918   2,206   12,123   26,893   7,334   34,227   89,870   28,794  118,663
Age 65       88,788   10,487   2,499   12,986   32,846  10,042   42,888  136,335   49,941  186,276

--------------------------

* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy Years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time.

Plan: Variable Whole Life P50
      Age 40 Years Male--Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $57,644 Annual Premium $1,200.00* (Prms Accum means Premiums Accumulated)


Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)         Dividends are Not Guaranteed

                                0%                        6%                       12%
                     ------------------------  ------------------------  -------------------------
                           Death Benefit            Death Benefit             Death Benefit
          Prms Accum ------------------------  ------------------------  -------------------------
              at      Base    Var Pu            Base    Var Pu            Base     Var Pu
 Year      5%/Annum  Policy    Adds    Total   Policy    Adds    Total   Policy     Adds    Total
------    ---------- -------  ------  -------  -------  ------  -------  -------   ------  -------
   1          1,260   57,644       0   57,644   57,821       0   57,821   60,812        0   60,812
   2          2,583   57,644       0   57,644   57,862       0   57,862   61,587        0   61,587
   3          3,972   57,644      90   57,734   57,945     109   58,053   63,170      128   63,299
   4          5,431   57,644     194   57,838   58,032     242   58,274   64,902      295   65,197
   5          6,962   57,644     309   57,953   58,122     398   58,520   66,738      501   67,239
   6          8,570   57,644     432   58,076   58,213     574   58,787   68,672      746   69,418
   7         10,259   57,644     554   58,198   58,305     759   59,065   70,705    1,020   71,725
   8         12,032   57,644     688   58,332   58,399     971   59,370   72,838    1,347   74,185
   9         13,893   57,644     827   58,471   58,494   1,201   59,695   75,077    1,721   76,797
  10         15,848   57,644     972   58,616   58,589   1,451   60,040   77,425    2,148   79,573
  15         27,189   57,644   1,750   59,394   59,076   3,019   62,096   90,800    5,291   96,092
  20         41,663   57,644   2,464   60,108   59,591   4,959   64,550  107,875   10,453  118,327
Age 65       60,136   57,644   3,003   60,647   60,151   7,073   67,224  130,262   18,169  148,430
  30         83,712   57,644   3,400   61,044   60,720   9,351   70,072  158,484   29,512  187,996
  35        113,803   57,644   3,637   61,281   61,299  11,746   73,045  194,100   46,007  240,106

                                 0%                      6%                         12%
                     ------------------------  ------------------------  -------------------------
                             Cash Value               Cash Value                Cash Value
          Base Prem  ------------------------  ------------------------  -------------------------
           Accum at    Base    Var Pu           Base    Var Pu            Base     Var Pu
 Year      5%/Annum   Policy    Adds    Total  Policy    Adds    Total   Policy     Adds    Total
------    ----------  ------   ------  ------  -------  ------  -------  -------   ------  -------
   1          1,260      230       0      230      244       0      244      258        0      258
   2          2,583      940       0      940    1,008       0    1,008    1,078        0    1,078
   3          3,972    1,634      26    1,660    1,797      31    1,828    1,968       37    2,005
   4          5,431    2,312      58    2,370    2,608      72    2,681    2,930       88    3,019
   5          6,962    2,975      96    3,070    3,444     123    3,567    3,972      156    4,128
   6          8,570    3,621     138    3,759    4,303     184    4,487    5,099      240    5,339
   7         10,259    4,252     183    4,435    5,187     252    5,439    6,319      340    6,659
   8         12,032    4,868     235    5,103    6,097     333    6,430    7,639      464    8,103
   9         13,893    5,469     292    5,762    7,032     426    7,458    9,067      613    9,680
  10         15,848    6,055     355    6,410    7,994     532    8,526   10,612      790   11,402
  15         27,189    8,856     749    9,605   13,306   1,298   14,604   20,545    2,284   22,830
  20         41,663   11,197   1,222   12,420   19,170   2,471   21,641   34,862    5,230   40,093
Age 65       60,136   12,848   1,705   14,553   25,214   4,034   29,249   54,855   10,408   65,263
  30         83,712   14,048   2,177   16,225   31,421   6,014   37,435   82,389   19,063  101,451
  35        113,803   14,828   2,584   17,412   37,568   8,383   45,951  119,504   32,979  152,483

-------------------------

* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time.

Plan: Variable Whole Life
      Age 25 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $28,930 Annual Premium $350.00* (Prms Accum means Premiums Accumulated)


Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)         Dividends are Not Guaranteed

                                0%                        6%                       12%
                     ------------------------  ------------------------  -------------------------
                           Death Benefit            Death Benefit             Death Benefit
          Prms Accum ------------------------  ------------------------  -------------------------
              at      Base    Var Pu            Base    Var Pu            Base     Var Pu
 Year      5%/Annum  Policy    Adds    Total   Policy    Adds    Total   Policy     Adds    Total
------    ---------- -------  ------  -------  -------  ------  -------  -------   ------  -------
   1            368   28,930       0   28,930   29,019       0   29,019   30,520        0   30,520
   2            753   28,930       0   28,930   29,021       0   29,021   30,567        0   30,567
   3          1,159   28,930      26   28,956   29,065      26   29,090   31,387       33   31,419
   4          1,584   28,930      49   28,979   29,109      61   29,171   32,260       81   32,341
   5          2,031   28,930      79   29,009   29,155     106   29,261   33,185      143   33,328
   6          2,500   28,930     114   29,044   29,202     160   29,361   34,161      222   34,383
   7          2,992   28,930     152   29,082   29,249     222   29,471   35,192      316   35,508
   8          3,509   28,930     199   29,129   29,297     296   29,593   36,279      432   36,711
   9          4,052   28,930     251   29,181   29,346     382   29,729   37,424      573   37,997
  10          4,622   28,930     310   29,240   29,396     482   29,878   38,632      739   39,371
  15          7,930   28,930   1,001   29,931   29,650   1,533   31,183   45,534    2,474   48,008
  20         12,152   28,930   1,741   30,671   29,924   3,006   32,931   54,562    5,636   60,198
  25         17,540   28,930   2,208   31,138   30,230   4,526   34,756   66,736   10,369   77,105
  30         24,416   28,930   2,440   31,370   30,548   6,022   36,570   82,426   17,198   99,625
  35         33,193   28,930   2,513   31,443   30,877   7,507   38,384  102,713   27,021  129,734
Age 65       44,394   28,930   2,479   31,409   31,217   8,977   40,194  128,983   41,035  170,018

                                 0%                      6%                         12%
                     ------------------------  ------------------------  -------------------------
                             Cash Value               Cash Value                Cash Value
          Base Prem  ------------------------  ------------------------  -------------------------
           Accum at    Base    Var Pu           Base    Var Pu            Base     Var Pu
  Year     5%/Annum   Policy    Adds    Total  Policy    Adds    Total   Policy     Adds    Total
------    ----------  ------   ------  ------  -------  ------  -------  -------   ------  -------
   1            368        6       0        6        6       0        6        7         0       7
   2            753      186       0      186      198       0      198      209         0     209
   3          1,159      367       4      371      400       4      404      434         5     439
   4          1,584      547       9      556      612      11      623      681        14     695
   5          2,031      727      14      741      835      19      854      954        26     980
   6          2,500      905      21      927    1,068      30    1,098    1,255        42   1,296
   7          2,992    1,082      30    1,112    1,311      43    1,354    1,585        62   1,646
   8          3,509    1,257      40    1,297    1,565      60    1,625    1,947        88   2,034
   9          4,052    1,430      52    1,483    1,829      80    1,909    2,344       120   2,464
  10          4,622    1,601      67    1,668    2,105     105    2,209    2,779       161   2,940
  15          7,930    2,462     260    2,721    3,705     399    4,104    5,715       646   6,362
  20         12,152    3,227     538    3,765    5,589     932    6,521   10,237     1,755  11,991
  25         17,540    3,801     806    4,607    7,663   1,659    9,322   16,994     3,818  20,813
  30         24,416    4,282   1,044    5,326   10,022   2,589   12,612   27,167     7,427  34,595
  35         33,193    4,652   1,247    5,899   12,616   3,740   16,356   42,159    13,523  55,682
Age 65       44,394    4,919   1,407    6,327   15,408   5,120   20,528   63,956    23,510  87,466

-------------------------

* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for Individual Policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time.

Plan:  Variable Whole Life
       Age 40 Years Male--Non-Smoker
       Initial Sum Insured (Guaranteed Minimum Death Benefit) $28,661 Annual Premium $600.00* (Prms Accum means Premiums Accumulated)


Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)         Dividends are Not Guaranteed

                                0%                        6%                       12%
                     ------------------------  ------------------------  -------------------------
                           Death Benefit            Death Benefit             Death Benefit
          Prms Accum ------------------------  ------------------------  -------------------------
              at      Base    Var Pu            Base    Var Pu            Base     Var Pu
 Year      5%/Annum  Policy    Adds    Total   Policy    Adds    Total   Policy     Adds    Total
------    ---------- -------  ------  -------  -------  ------  -------  -------   ------  -------
   1            630   28,661       0   28,661   28,749       0   28,749   30,236        0   30,236
   2          1,291   28,661       0   28,661   28,752       0   28,752   30,284        0   30,284
   3          1,986   28,661      15   28,676   28,795      17   28,812   31,101       26   31,127
   4          2,715   28,661      35   28,696   28,839      50   28,889   31,965       72   32,037
   5          3,481   28,661      64   28,725   28,884      94   28,978   32,873      136   33,009
   6          4,285   28,661     102   28,763   28,929     152   29,082   33,825      221   34,046
   7          5,129   28,661     142   28,803   28,975     217   29,192   34,823      320   35,144
   8          6,016   28,661     190   28,851   29,021     296   29,317   35,870      445   36,315
   9          6,947   28,661     245   28,906   29,068     386   29,455   36,968      592   37,559
  10          7,924   28,661     305   28,966   29,116     489   29,604   38,119      765   38,884
  15         13,594   28,661   1,041   29,702   29,355   1,584   30,939   44,623    2,551   47,174
  20         20,831   28,661   1,800   30,461   29,610   3,043   32,652   52,948    5,621   58,569
Age 65       30,068   28,661   2,260   30,921   29,891   4,474   34,365   64,018    9,994   74,012
  30         41,856   28,661   2,512   31,173   30,177   5,897   36,074   77,947   16,251   94,198
  35         56,901   28,661   2,630   31,291   30,466   7,342   37,809   95,511   25,239  120,750

                                 0%                      6%                         12%
                     ------------------------  ------------------------  -------------------------
                             Cash Value               Cash Value                Cash Value
          Base Prem  ------------------------  ------------------------  -------------------------
           Accum at    Base    Var Pu           Base    Var Pu            Base     Var Pu
  Year     5%/Annum   Policy    Adds    Total  Policy    Adds    Total   Policy     Adds    Total
------    ----------  ------   ------  ------  -------  ------  -------  -------   ------  -------
   1            630       12       0       12       12       0       12       13        0       13
   2          1,291      371       0      371      394       0      394      417        0      417
   3          1,986      722       4      726      787       5      792      854        8      861
   4          2,715    1,065      11    1,076    1,191      15    1,206    1,327       22    1,348
   5          3,481    1,401      20    1,421    1,608      29    1,637    1,839       42    1,881
   6          4,285    1,728      32    1,761    2,037      49    2,085    2,392       71    2,463
   7          5,129    2,048      47    2,095    2,477      72    2,549    2,991      107    3,098
   8          6,016    2,360      65    2,425    2,931     102    3,032    3,639      153    3,792
   9          6,947    2,664      87    2,751    3,397     137    3,534    4,341      211    4,551
  10          7,924    2,961     112    3,073    3,877     179    4,056    5,099      282    5,380
  15         13,594    4,406     446    4,851    6,558     681    7,239   10,014    1,101   11,115
  20         20,831    5,618     893    6,511    9,525   1,516   11,041   17,112    2,812   19,924
Age 65       30,068    6,429   1,283    7,712   12,530   2,552   15,082   26,959    5,725   32,684
  30         41,856    7,018   1,608    8,626   15,616   3,792   19,408   40,521   10,497   51,018
  35         56,901    7,398   1,868    9,267   18,672   5,240   23,912   58,804   18,092   76,897

----------------------

* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy Years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time.

Plan: Variable Whole Life
      Age 25 Years Male--Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $27,223 Annual Premium $350.00* (Prms Accum means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)         Dividends are Not Guaranteed

                                0%                        6%                       12%
                     ------------------------  ------------------------  -------------------------
                           Death Benefit            Death Benefit             Death Benefit
          Prms Accum ------------------------  ------------------------  -------------------------
              at      Base    Var Pu            Base    Var Pu            Base     Var Pu
 Year      5%/Annum  Policy    Adds    Total   Policy    Adds    Total   Policy     Adds    Total
------    ---------- -------  ------  -------  -------  ------  -------  -------   ------  -------
   1            368   27,223       0   27,223   27,307       0   27,307   28,719        0   28,719
   2            753   27,223       0   27,223   27,309       0   27,309   28,764        0   28,764
   3          1,159   27,223      24   27,247   27,350      24   27,374   29,535       31   29,565
   4          1,584   27,223      47   27,270   27,392      58   27,450   30,357       76   30,433
   5          2,031   27,223      74   27,297   27,435     100   27,534   31,227      135   31,361
   6          2,500   27,223     107   27,330   27,479     150   27,629   32,146      209   32,354
   7          2,992   27,223     143   27,366   27,523     208   27,732   33,115      297   33,413
   8          3,509   27,223     187   27,410   27,569     278   27,847   34,138      407   34,545
   9          4,052   27,223     236   27,459   27,615     360   27,975   35,216      539   35,755
  10          4,622   27,223     291   27,514   27,662     453   28,115   36,353      696   37,048
  15          7,930   27,223     942   28,165   27,900   1,443   29,343   42,847    2,328   45,175
  20         12,152   27,223   1,638   28,861   28,159   2,829   30,987   51,342    5,303   56,646
  25         17,540   27,223   2,077   29,300   28,447   4,258   32,705   62,798    9,757   72,555
  30         24,416   27,223   2,296   29,519   28,746   5,667   34,412   77,563   16,183   93,746
  35         33,193   27,223   2,365   29,588   29,055   7,064   36,119   96,653   25,426  122,079
Age 65       44,394   27,223   2,332   29,555   29,375   8,447   37,822  121,372   38,613  159,985

                                 0%                      6%                         12%
                     ------------------------  ------------------------  -------------------------
                             Cash Value               Cash Value                Cash Value
          Base Prem  ------------------------  ------------------------  -------------------------
           Accum at    Base    Var Pu           Base    Var Pu            Base     Var Pu
 Year      5%/Annum   Policy    Adds    Total  Policy    Adds    Total   Policy     Adds    Total
------    ----------  ------   ------  ------  -------  ------  -------  -------   ------  -------
   1            368        5       0        5        6       0        6        6        0        6
   2            753      175       0      175      186       0      186      197        0      197
   3          1,159      345       4      349      376       4      380      408        5      413
   4          1,584      515       8      523      576      10      586      641       13      654
   5          2,031      684      13      697      785      18      803      898       24      922
   6          2,500      852      20      872    1,005      28    1,033    1,181       39    1,220
   7          2,992    1,018      28    1,046    1,234      41    1,274    1,491       58    1,549
   8          3,509    1,183      38    1,221    1,473      56    1,529    1,832       82    1,914
   9          4,052    1,346      49    1,395    1,721      75    1,797    2,205      113    2,319
  10          4,622    1,506      63    1,570    1,980      98    2,079    2,615      152    2,766
  15          7,930    2,316     244    2,561    3,486     375    3,861    5,378      608    5,986
  20         12,152    3,037     506    3,543    5,259     877    6,136    9,633    1,651   11,284
  25         17,540    3,577     758    4,335    7,211   1,561    8,772   15,992    3,593   19,585
  30         24,416    4,029     983    5,012    9,431   2,436   11,867   25,564    6,989   32,553
  35         33,193    4,378   1,173    5,551   11,871   3,519   15,391   39,671   12,725   52,396
Age 65       44,394    4,629   1,324    5,953   14,499   4,818   19,317   60,182   22,122   82,305

------------
* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time.

Plan:  Variable Whole Life
       Age 40 Years Male--Smoker
       Initial Sum Insured (Guaranteed Minimum Death Benefit) $26,354 Annual Premium $600.00* (Prms Accum means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)

Dividends are Not Guaranteed


                                0%                        6%                       12%
                     ------------------------  ------------------------  -------------------------
                           Death Benefit            Death Benefit             Death Benefit
          Prms Accum ------------------------  ------------------------  -------------------------
              at      Base    Var Pu            Base    Var Pu            Base     Var Pu
 Year      5%/Annum  Policy    Adds    Total   Policy    Adds    Total   Policy     Adds    Total
------    ---------- -------  ------  -------  -------  ------  -------  -------   ------  -------
   1            630   26,354       0   26,354   26,435       0   26,435   27,802        0   27,802
   2          1,292   26,354       0   26,354   26,437       0   26,437   27,846        0   27,846
   3          1,986   26,354      14   26,368   26,477      16   26,493   28,598       24   28,621
   4          2,715   26,354      32   26,386   26,518      46   26,563   29,392       66   29,458
   5          3,481   26,354      59   26,413   26,559      87   26,646   30,227      125   30,352
   6          4,285   26,354      93   26,447   26,601     140   26,741   31,102      203   31,306
   7          5,129   26,354     130   26,484   26,643     199   26,842   32,020      294   32,315
   8          6,016   26,354     175   26,529   26,685     272   26,958   32,983      409   33,392
   9          6,947   26,354     225   26,579   26,729     355   27,084   33,992      544   34,536
  10          7,924   26,354     281   26,635   26,772     449   27,222   35,050      704   35,754
  15         13,594   26,354     957   27,311   26,992   1,456   28,449   41,031    2,346   43,377
  20         20,832   26,354   1,655   28,009   27,226   2,798   30,024   48,686    5,168   53,854
Age 65       30,068   26,354   2,078   28,432   27,485   4,114   31,599   58,865    9,190   68,055
  30         41,856   26,354   2,310   28,664   27,748   5,423   33,170   71,673   14,943   86,616
  35         56,902   26,354   2,418   28,772   28,014   6,751   34,765   87,823   23,207  111,030

                                 0%                      6%                         12%
                     ------------------------  ------------------------  -------------------------
                             Cash Value               Cash Value                Cash Value
          Base Prem  ------------------------  ------------------------  -------------------------
           Accum at    Base    Var Pu           Base    Var Pu            Base     Var Pu
  Year     5%/Annum   Policy    Adds    Total  Policy    Adds    Total   Policy     Adds    Total
------    ----------  ------   ------  ------  -------  ------  -------  -------   ------  -------
   1            630       11       0       11       11       0       11       12        0       12
   2          1,292      341       0      341      362       0      362      383        0      383
   3          1,986      664       4      668      723       5      728      785        7      792
   4          2,715      980      10      989    1,095      14    1,109    1,220       20    1,240
   5          3,481    1,288      18    1,306    1,479      27    1,506    1,691       39    1,729
   6          4,285    1,589      30    1,619    1,873      45    1,918    2,200       65    2,265
   7          5,129    1,883      43    1,926    2,278      66    2,344    2,750       98    2,848
   8          6,016    2,170      60    2,230    2,695      93    2,788    3,346      141    3,487
   9          6,947    2,450      80    2,530    3,124     126    3,250    3,991      194    4,185
  10          7,924    2,723     103    2,825    3,565     165    3,729    4,688      259    4,947
  15         13,594    4,051     410    4,461    6,030     626    6,656    9,208    1,012   10,221
  20         20,832    5,166     821    5,987    8,759   1,394   10,153   15,734    2,586   18,320
Age 65       30,068    5,912   1,180    7,092   11,522   2,346   13,868   24,789    5,264   30,053
  30         41,856    6,453   1,479    7,932   14,359   3,487   17,846   37,260    9,652   46,912
  35         56,902    6,803   1,718    8,521   17,169   4,818   21,987   54,071   16,636   70,707

-----------

* Corresponding to Modal Premiums of: Semi-annual $306.90, Quarterly $156.90, Special Monthly $52.40

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       REPRESENTATION OF REASONABLENESS

     John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the service rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Article 9 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     Cross-Reference Table

     The annual premium prospectus consisting of 80 pages

     The undertaking to file reports.

     The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

1.A.  (1)  John Hancock Board Resolution establishing the separate account, included in the initial registration statement of this Account, filed June 4, 1993.

      (2)  Not Applicable

      (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

           (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

           (c) Schedule of sales commissions included in "Distribution of Policies" in the prospectuses forming part of this Registration Statement.

      (4)  Not Applicable

      (5) (a) Form of annual premium policy, included in the initial registration statement of this Account, filed June 4, 1993.

           (b) Form of single premium policy, included in the initial registration statement of this Account, filed June 4, 1993.

      (6) Charter and By-Laws of John Hancock Mutual Life Insurance Company previously filed electronically on April 12, 1996.

      (7)  Not Applicable

      (8)  Not Applicable

      (9)  Not Applicable

     (10) Form of application for Policies, included in the initial registration statement of this Account, filed June 4, 1993.

2.  Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered, included in the initial registration statement of this Account, filed June 4, 1993

4.  Not Applicable

5.  Not Applicable

6. (a) and (b) Opinions and consents of actuary, included in the initial registration statement of this Account, filed June 4, 1993.

7.  Consent of independent auditors

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures (which are the same as those of its affiliate John Hancock Variable Life Insurance Company) for Policies pursuant to Rule 6e-2(b)(12)(ii) and method of computing adjustments in payments and cash values of Policies upon conversion to fixed benefit policies pursuant to Rule 6e-2(b)(13)(v)(B) previously filed electronically on April 12, 1996.

9. Power of attorney of Robert J. Tarr, Jr. previously filed electronically on April 23, 1997. Powers of attorney for Bodman, Gifford, Boyan, Morton, Magee, Connors, Brown, Phillips, Booth, Vappi, Bromery, Staley, D'Alessandro, Fast, Aborn, Bok, Feldstein, Fish, Syron and Hawley previously filed electronically on April 12, 1996.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1998.


                                             JOHN HANCOCK MUTUAL LIFE
                                             INSURANCE COMPANY

[SEAL APPEARS HERE]

                                        By    STEPHEN L. BROWN
                                              ----------------
                                                    Stephen L. Brown
                                                      Chairman of
                                                       the Board




Attest:     Ronald J. Bocage
            ----------------------
               Ronald J. Bocage
                 Vice President and
                 Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


SIGNATURES                         TITLE                         DATE
----------                         -----                         ----

                           Executive Vice President
                           and Chief Financial Officer
                           (Principal Financial Officer)

/s/ THOMAS E. MOLONEY
---------------------
    Thomas E. Moloney                                        April 29, 1998




/s/ JANET A. PENDLETON     Vice President/Controller
----------------------     (Principal
    Janet A. Pendleton     Accounting Officer)               April 29, 1998






                           Chairman of the Board and
                           Chief Executive Officer
/s/STEPHEN L. BROWN        (Principal Executive Officer)
---------------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                             April 29, 1998





FOR: Foster L. Aborn          Vice Chairman of the Board
     William L. Boyan         Vice Chairman of the Board
     David F. D'Alessandro    President & Chief Operating Officer


      Nelson S. Gifford      Director        E. James Morton        Director
      John F. Magee          Director        Thomas L. Phillips     Director
      John M. Connors        Director        Joan T. Bok            Director
      Robert J. Tarr, Jr.    Director        Robert E. Fast         Director
      C. Vincent Vappi       Director        Samuel W. Bodman       Director
      Randolph W. Bromery    Director        Lawrence K. Fish       Director
      I. MacAllister Booth   Director        Kathleen F. Feldstein  Director
      Michael C. Hawley      Director

       Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Mutual Variable Life Insurance Account UV, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1998.




            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                                 (Registrant)

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)




[SEAL APPEARS HERE]




                                                 By       STEPHEN L. BROWN
                                                          ----------------
                                                             Stephen L. Brown
                                                                Chairman of
                                                                 the Board



Attest:     Ronald J. Bocage
            ----------------------
               Ronald J. Bocage
                Vice President and
                Counsel